UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2017

Date of reporting period: November 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.16

SEMI-ANNUAL REPORT

AB LONG/SHORT

MULTI-MANAGER FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 17, 2017

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Long/Short Multi-Manager Fund (the “Fund”) for the semi-annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging-market countries, and may specialize in a specific sector, industry or market capitalization. Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board of Directors of AB Cap Fund, Inc. (the “Board”), to enter into Sub-Advisery agreements with Sub-Advisers, and to materially

AB LONG/SHORT MULTI-MANAGER FUND •	1

amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its team and its investment strategies that it will employ for the Fund through analysis of, among other criteria, the prior investment returns of similar investment strategies (if any), portfolio exposures, current assets under management and strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement the Fund’s Long/Short Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may also invest in fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging markets and securities denominated in a currency other than the US dollar. The level of the Fund’s exposure to US and international markets will vary over time based on the

2	• AB LONG/SHORT MULTI-MANAGER FUND

outlook of the Adviser and the individual Sub-Advisers. The Fund may from time to time invest a majority of its net assets in securities of foreign issuers, including securities of issuers in emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Sub-Advisers may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 12 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), and the HFRX Equity Hedge Index, for the six- and 12-month periods ended November 30, 2016.

During both periods, all share classes of the Fund underperformed the primary benchmark; versus the HRFX Equity Hedge Index, all share classes, except Class C and Class R shares, outperformed for the six-month period, for the 12-month period all share class outperformed, before sales charges. As of November 30, 2016, the Fund was managed by five Long/Short Equity Sub-Advisers.

During both periods, Sub-Adviser performance was mixed; three Sub-Advisers generated positive returns in absolute terms, while two Sub-Advisers generated negative returns. The top performing Sub-Advisers for both periods included the Sub-Adviser focused on deep-value stocks, as well as the Sub-Adviser focused on cyclical stocks with a concentration in the materials

AB LONG/SHORT MULTI-MANAGER FUND •	3

sector. The largest detractor from performance over both periods was the Fund’s short-only Sub-Adviser, which was negatively impacted by rising equity markets as well as stock selection.

Broadly, Sub-Advisers benefitted from exposures to names in the information technology and materials sectors, while exposure to consumer discretionary securities detracted over both periods, in absolute terms.

The Fund utilized derivatives in the form of forwards and written options for hedging purposes; total return swaps for investment purposes, and purchased options for hedging and investment purposes. Forwards added to performance for the six-month period, and detracted for the 12-month period; total return swaps and purchased options detracted for both periods, and written options added to performance for both periods, on an absolute basis.

Market Review and Investment Strategy

The six-month period ended November 30, 2016 was heavily influenced by the results of national votes. This period was bookended by Brexit at the front end and the US Presidential election at the back end. Global stocks increased over the six-month period. While some of the Fund’s Sub-Advisers had more difficulty than others navigating the return of market volatility, the commitment to diversification of managers was rewarded. This is evidenced by the Fund’s outperformance of the HFRX Equity Hedge Index (with the exception of Class C and R shares during the six-month period, which underperformed) over both periods.

Over the 12-month period global stocks advanced despite many pullbacks along the way. At the outset, a brief window of stability for equities enabled the US Federal Reserve to raise interest rates for the first time in over nine years. Investors then endured a steep, six-week drawdown as worries over Chinese economic policy and oversupply in oil sent markets tumbling. Towards the end of the period, investors were surprised when Donald Trump won the US Presidential election. Global equities gained on the news as investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support.

4	• AB LONG/SHORT MULTI-MANAGER FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the HFRX Equity Hedge Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio (although the HFRX Equity Hedge Index reflects the fees and expenses of its unregistered fund constituents). The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. The HFRX Equity Hedge Index measures the performance of funds which maintain at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that the Fund’s Long/Short Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement investment strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Short Sales Risk: It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

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6	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

DISCLOSURES AND RISKS

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Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, because the Fund’s assets are invested through Sub-Advisers that implement the Fund’s Long/Short Strategy and may be committed to relatively few different investment techniques, the Fund may achieve less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities have speculative elements or are predominately speculative credit risks.

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small-capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small-capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

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8	• AB LONG/SHORT MULTI-MANAGER FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging-market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging-market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	9

Disclosures and Risks

DISCLOSURES AND RISKS

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Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold (or being sold short) by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

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Disclosures and Risks

DISCLOSURES AND RISKS

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Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB LONG/SHORT MULTI-MANAGER FUND •	11

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Long/Short Multi-Manager Fund
Class A	2.62%	0.17%

Class C	2.14%	-0.53%

Advisor Class*	2.61%	0.36%

Class R*	2.43%	-0.13%

Class K*	2.62%	0.17%

Class I*	2.61%	0.36%

Class Z*	2.71%	0.37%

Primary Benchmark: MSCI World Index (net)	3.15%	3.15%

HFRX Equity Hedge Index	2.46%	-1.18%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-11.

(Historical Performance continued on next page)

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.17%	-4.10%
Since Inception*	1.59%	-0.41%

Class C Shares
1 Year	-0.53%	-1.50%
Since Inception*	0.86%	0.86%

Advisor Class Shares†
1 Year	0.36%	0.36%
Since Inception*	1.82%	1.82%

Class R Shares†
1 Year	-0.13%	-0.13%
Since Inception*	1.31%	1.31%

Class K Shares†
1 Year	0.17%	0.17%
Since Inception*	1.59%	1.59%

Class I Shares†
1 Year	0.36%	0.36%
Since Inception*	1.82%	1.82%

Class Z Shares†
1 Year	0.37%	0.37%
Since Inception*	1.82%	1.82%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 6.72%, 7.58%, 6.03%, 6.53%, 6.26%, 5.99% and 6.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/30/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-11.

(Historical Performance continued on next page)

AB LONG/SHORT MULTI-MANAGER FUND •	13

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.14%
Since Inception*	-0.77%

Class C Shares
1 Year	-1.55%
Since Inception*	0.39%

Advisor Class Shares†
1 Year	0.33%
Since Inception*	1.37%

Class R Shares†
1 Year	-0.06%
Since Inception*	0.88%

Class K Shares†
1 Year	0.14%
Since Inception*	1.15%

Class I Shares†
1 Year	0.33%
Since Inception*	1.36%

Class Z Shares†
1 Year	0.33%
Since Inception*	1.37%

*	Inception date: 9/30/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-11.

14	• AB LONG/SHORT MULTI-MANAGER FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB LONG/SHORT MULTI-MANAGER FUND •	15

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,026.20	$15.49	3.05%	$15.70	3.09%
Hypothetical**	$1,000	$1,009.78	$15.37	3.05%	$15.57	3.09%
Class C
Actual	$1,000	$1,021.40	$19.26	3.80%	$19.46	3.84%
Hypothetical**	$1,000	$1,006.02	$19.11	3.80%	$19.31	3.84%
Advisor Class
Actual	$1,000	$1,026.10	$14.22	2.80%	$14.42	2.84%
Hypothetical**	$1,000	$1,011.03	$14.12	2.80%	$14.32	2.84%
Class R
Actual	$1,000	$1,024.30	$16.70	3.29%	$16.90	3.33%
Hypothetical**	$1,000	$1,008.57	$16.57	3.29%	$16.77	3.33%
Class K
Actual	$1,000	$1,026.20	$15.39	3.03%	$15.59	3.07%
Hypothetical**	$1,000	$1,009.88	$15.27	3.03%	$15.47	3.07%
Class I
Actual	$1,000	$1,026.10	$14.22	2.80%	$14.42	2.84%
Hypothetical**	$1,000	$1,011.03	$14.12	2.80%	$14.32	2.84%
Class Z
Actual	$1,000	$1,027.10	$14.23	2.80%	$14.43	2.84%
Hypothetical**	$1,000	$1,011.03	$14.12	2.80%	$14.32	2.84%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	• AB LONG/SHORT MULTI-MANAGER FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.7

SUB-ADVISER ALLOCATION*

Sub Adviser	Strategy	%

Lyrical Asset Management LP	US Long/Short Large- and Mid-Cap Value Stocks	22.7%
Sirios Capital Management LP	US Long/Short Mid- and Large-Cap Stocks	21.0
Impala Asset Management LLC	Global Long/Short Cyclical Stocks	21.0
Passport Capital, LLC	Global Long/Short Thematic Stocks	18.8
Kynikos Associates LP	Global Short-Only Stocks	15.7
Liquidity Sleeve Cash†	Cash	0.8

SECURITY TYPE BREAKDOWN*

	Long	Short

Common Stocks	69.0%	-16.6%
Depository Receipts	0.2	-0.8
Mutual Funds	0.1	-7.3
Options Purchased – Puts	0.1	—
Real Estate Investment Trust Units	—	-0.2
Warrants	2.1	—

*	Fund holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investors’ transactions.

AB LONG/SHORT MULTI-MANAGER FUND •	17

Portfolio Summary

PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.0%
Information Technology – 15.7%
Communications Equipment – 1.2%
ARRIS International PLC(a)	3,406	$97,718
CommScope Holding Co., Inc.(a)	4,021	144,676
Juniper Networks, Inc.(b)	3,928	108,177
Radware Ltd.(a)	2,746	36,824

		387,395

Electronic Equipment, Instruments & Components – 2.4%
Corning, Inc.	13,463	323,516
Flex Ltd.(a)(b)	9,355	133,215
TE Connectivity Ltd.	4,740	320,614

		777,345

Internet Software & Services – 0.9%
Yahoo!, Inc.(a)(b)	7,415	304,163

IT Services – 1.0%
CSRA, Inc.(b)	2,256	72,214
Western Union Co. (The) – Class W	12,327	259,237

		331,451

Semiconductors & Semiconductor Equipment – 2.6%
Broadcom Ltd.	1,884	321,203
Marvell Technology Group Ltd.(b)	18,301	262,436
Mellanox Technologies Ltd.(a)	390	16,166
Microsemi Corp.(a)	2,311	126,527
NVIDIA Corp.	1,164	107,321

		833,653

Software – 4.4%
Activision Blizzard, Inc.	1,940	71,023
Microsoft Corp.(b)	4,390	264,541
Nuance Communications, Inc.(a)	1,670	27,071
Oracle Corp.(b)	3,919	157,505
PTC, Inc.(a)(b)	3,739	182,127
Square Enix Holdings Co., Ltd.	1,187	30,062
Symantec Corp.	17,792	433,947
Verint Systems, Inc.(a)(b)	3,554	133,453
VMware, Inc. – Class A(a)(b)	1,858	150,758

		1,450,487

Technology Hardware, Storage & Peripherals – 3.2%
NCR Corp.(a)	3,901	151,164
NetApp, Inc.	6,687	244,477
Western Digital Corp.(b)	10,074	641,310

		1,036,951

		5,121,445

18	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.5%
Auto Components – 3.1%
Adient PLC(a)	679	$36,367
Goodyear Tire & Rubber Co. (The)	6,428	197,275
Johnson Controls International PLC(b)	15,436	694,311
Tenneco, Inc.(a)	1,471	86,716

		1,014,669

Automobiles – 0.5%
Harley-Davidson, Inc.	2,206	134,323
Peugeot SA(a)	1,639	24,119

		158,442

Diversified Consumer Services – 0.1%
Sotheby’s	583	22,772

Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	3,011	154,795
Dunkin’ Brands Group, Inc.	1,931	104,834
McDonald’s Corp.(b)	1,502	179,144
Wynn Resorts Ltd.	303	30,903

		469,676

Household Durables – 1.0%
CalAtlantic Group, Inc.	2,802	93,559
Whirlpool Corp.	1,517	246,421

		339,980

Internet & Catalog Retail – 0.7%
Liberty Interactive Corp. QVC Group – Class A(a)	10,288	213,064

Media – 3.1%
CBS Corp. – Class B	221	13,419
Comcast Corp. – Class A	4,694	326,280
Discovery Communications, Inc. – Class A(a)(b)	3,253	88,124
DISH Network Corp. – Class A(a)(b)	3,324	190,964
JCDecaux SA	1,565	40,768
Time Warner, Inc.	3,698	339,550

		999,105

Specialty Retail – 1.5%
CarMax, Inc.(a)	1,199	69,290
Foot Locker, Inc.	1,747	125,208
Home Depot, Inc. (The)(b)	1,678	217,133
MarineMax, Inc.(a)	4,927	92,628

		504,259

Textiles, Apparel & Luxury Goods – 0.1%
Moncler SpA	2,927	47,587

		3,769,554

Materials – 10.8%
Chemicals – 2.9%
Albemarle Corp.	783	68,732
Celanese Corp. – Class A	3,618	286,980

AB LONG/SHORT MULTI-MANAGER FUND •	19

Portfolio of Investments

Company	Shares	U.S. $ Value

Sherwin-Williams Co. (The)	1,442	$387,422
Trinseo SA	2,653	155,333
Valvoline, Inc.(a)	2,043	42,883

		941,350

Construction Materials – 0.6%
Buzzi Unicem SpA	2,399	50,996
Summit Materials, Inc. – Class A(a)	1,867	44,378
Vulcan Materials Co.	895	112,457

		207,831

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(a)	3,849	70,706

Metals & Mining – 5.9%
Boliden AB	4,335	111,998
First Quantum Minerals Ltd.	6,627	75,678
Freeport-McMoRan, Inc.	17,498	268,594
Newmont Mining Corp.	9,443	306,331
Steel Dynamics, Inc.	2,730	96,861
Teck Resources Ltd. – Class B	28,132	712,865
United States Steel Corp.	8,154	263,700
voestalpine AG	2,394	90,872

		1,926,899

Paper & Forest Products – 1.2%
Canfor Corp.(a)	21,685	237,142
West Fraser Timber Co., Ltd.	4,432	158,005

		395,147

		3,541,933

Financials – 9.9%
Banks – 4.3%
Bank of America Corp.	16,591	350,402
Bank of the Ozarks, Inc.(b)	3,199	155,216
JPMorgan Chase & Co.	2,859	229,206
Regions Financial Corp.	4,548	61,580
Signature Bank/New York NY(a)(b)	1,122	168,199
SunTrust Banks, Inc.	2,311	120,056
Wells Fargo & Co.(b)	4,536	240,045
Western Alliance Bancorp(a)(b)	1,542	72,042

		1,396,746

Capital Markets – 1.8%
Affiliated Managers Group, Inc.(a)	1,768	261,841
Ameriprise Financial, Inc.	2,400	274,104
OM Asset Management PLC	4,261	62,637

		598,582

Diversified Financial Services – 0.2%
Intercontinental Exchange, Inc.	1,220	67,588

Insurance – 3.6%
Aflac, Inc.	4,565	325,850
American International Group, Inc.	1,405	88,979

20	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Assurant, Inc.	1,655	$142,893
Lincoln National Corp.	5,066	324,730
Prudential Financial, Inc.	917	92,250
Willis Towers Watson PLC	1,628	202,474

		1,177,176

		3,240,092

Industrials – 9.5%
Aerospace & Defense – 1.1%
Airbus Group SE	1,683	107,309
Lockheed Martin Corp.(b)	552	146,418
Raytheon Co.	806	120,529

		374,256

Air Freight & Logistics – 1.1%
FedEx Corp.	1,942	372,223

Airlines – 1.5%
Copa Holdings SA – Class A	348	30,927
Delta Air Lines, Inc.	4,195	202,115
Hawaiian Holdings, Inc.(a)	612	31,426
Southwest Airlines Co.	2,256	105,152
United Continental Holdings, Inc.(a)	1,482	102,184
Wizz Air Holdings PLC(a)(c)	855	17,904

		489,708

Building Products – 0.1%
AO Smith Corp.	641	31,172

Construction & Engineering – 0.4%
AECOM(a)	2,552	92,765
Fluor Corp.	1,031	55,169

		147,934

Electrical Equipment – 1.3%
Acuity Brands, Inc.	416	104,586
Eaton Corp. PLC	4,625	307,609

		412,195

Machinery – 0.4%
Caterpillar, Inc.	1,147	109,608
Trinity Industries, Inc.	1,195	33,209

		142,817

Road & Rail – 2.8%
Avis Budget Group, Inc.(a)	2,430	93,045
CSX Corp.	10,112	362,111
Hertz Global Holdings, Inc.(a)	2,541	63,982
Kansas City Southern	2,790	247,501
Union Pacific Corp.(b)	1,371	138,923

		905,562

Trading Companies & Distributors – 0.8%
AerCap Holdings NV(a)	4,938	211,593

AB LONG/SHORT MULTI-MANAGER FUND •	21

Portfolio of Investments

Company	Shares	U.S. $ Value

Herc Holdings, Inc.(a)	874	$34,733

		246,326

		3,122,193

Energy – 4.4%
Energy Equipment & Services – 0.8%
Halliburton Co.	1,878	99,703
National Oilwell Varco, Inc.	4,392	164,085

		263,788

Oil, Gas & Consumable Fuels – 3.6%
Canadian Natural Resources Ltd.	1,919	64,805
Concho Resources, Inc.(a)(b)	1,618	231,406
EOG Resources, Inc.	3,061	313,814
Hess Corp.	1,250	69,950
Parsley Energy, Inc. – Class A(a)(b)	5,703	217,569
Suncor Energy, Inc. (New York)	8,478	270,109

		1,167,653

		1,431,441

Health Care – 4.1%
Biotechnology – 0.2%
Biogen, Inc.(a)	102	29,995
Incyte Corp.(a)	356	36,415

		66,410

Health Care Equipment & Supplies – 0.8%
Becton Dickinson and Co.	1,491	252,128

Health Care Providers & Services – 2.9%
Aetna, Inc.	2,487	325,399
Anthem, Inc.	2,261	322,260
UnitedHealth Group, Inc.(b)	1,585	250,937
Universal Health Services, Inc. – Class B	468	57,574

		956,170

Pharmaceuticals – 0.2%
Allergan PLC(a)	266	51,684

		1,326,392

Consumer Staples – 2.6%
Beverages – 1.4%
Constellation Brands, Inc. – Class A	2,635	398,254
Molson Coors Brewing Co. – Class B	568	55,681

		453,935

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	794	119,188
Kroger Co. (The)	3,484	112,533

		231,721

Food Products – 0.5%
Nestle SA (REG)	2,546	171,342

		856,998

22	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.5%
Cellnex Telecom SA(c)	5,944	$83,177
Sunrise Communications Group AG(a)(c)	1,136	70,666

		153,843

Total Common Stocks (cost $20,497,341)		22,563,891

WARRANTS – 2.1%
Financials – 2.1%
Banks – 1.3%
HSBC Bank PLC, expiring 1/22/18(a)	112,369	425,879

Capital Markets – 0.8%
Saudi Basic Industries Corp., expiring 3/02/17(a)	10,579	266,802

Total Warrants (cost $626,428)		692,681

DEPOSITORY RECEIPTS – 0.2%
Industrials – 0.1%
Airlines – 0.1%
Latam Airlines Group SA (Sponsored ADR)(a)	2,422	21,023

Telecommunication Services – 0.1%
Wireless Telecommunication Services – 0.1%
VimpelCom Ltd. (Sponsored ADR)	13,163	44,228

Total Depository Receipts (cost $65,482)		65,251

MUTUAL FUNDS – 0.1%
Index – 0.1%
Index – 0.1%
SPDR S&P Bank ETF (cost $40,213)	1,098	45,183

	Contracts
OPTIONS PURCHASED – PUTS – 0.1%
OPTIONS ON EQUITIES – 0.1%
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 20.00(a)(d)	8	60
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 22.50(a)(d)	7	194
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 25.00(a)(d)	4	400
Fortescue Metals Group Ltd. Expiration: Dec 2016, Exercise Price: AUD 6.00(a)(d)	48	1,207
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 16.00(a)(d)	11	1,048

AB LONG/SHORT MULTI-MANAGER FUND •	23

Portfolio of Investments

Company	Contracts	U.S. $ Value

Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 15.00(a)(d)	13	$579
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 14.00(a)(d)	8	136
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 13.00(a)(d)	18	98
Glencore PLC Expiration: Dec 2016, Exercise Price: GBP 3.00(a)(e)	5,594	1,661
Grand Canyon Education Expiration: Dec 2016, Exercise Price: $ 50.00(a)(d)	7	86
iShares Russell 2000 ETF Expiration: Dec 2016, Exercise Price: $ 129.00(a)(d)	132	13,992
Oasis Petroleum, Inc. Expiration: Jan 2017, Exercise Price: $ 15.00(a)(d)	6	934
PowerShares QQQ Trust Expiration: Dec 2016, Exercise Price: $ 115.00(a)(d)	74	4,625
Signet Jewelers Ltd. Expiration: Dec 2016, Exercise Price: $ 95.00(a)(d)	2	899
Signet Jewelers Ltd. Expiration: Dec 2016, Exercise Price: $ 100.00(a)(d)	1	857

Total Options Purchased – Puts (premiums paid $42,046)		26,776

	Shares

SHORT-TERM INVESTMENTS – 17.9%
STIF Type Instruments – 17.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(f)(g) (cost $5,854,414)	5,854,414	5,854,414

Total Investments Before Securities Sold Short – 89.4% (cost $27,125,924)		29,248,196

SECURITIES SOLD SHORT – (24.9)%
COMMON STOCKS – (16.6)%
Consumer Discretionary – (5.3)%
Auto Components – (0.4)%
BorgWarner, Inc.	(1,020)	(36,312)
Continental AG (Frankfurt)	(122)	(21,622)
Continental AG (London)	(8)	(1,419)
Delphi Automotive PLC	(893)	(57,152)

		(116,505)

Automobiles – (0.9)%
Fiat Chrysler Automobiles NV	(7,818)	(59,903)
Tesla Motors, Inc.(a)	(938)	(177,683)
Volkswagen AG (Preference Shares)	(383)	(49,367)

		(286,953)

24	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – (0.5)%
Grand Canyon Education, Inc.(a)	(541)	$(30,891)
ServiceMaster Global Holdings, Inc.(a)	(2,428)	(92,798)
Sotheby’s	(1,081)	(42,224)

		(165,913)

Hotels, Restaurants & Leisure – (1.4)%
Brinker International, Inc.	(1,281)	(68,034)
Buffalo Wild Wings, Inc.(a)	(218)	(36,755)
Carnival Corp.	(725)	(37,272)
Hilton Worldwide Holdings, Inc.	(4,546)	(113,968)
Jack in the Box, Inc.	(449)	(46,705)
Restaurant Brands International, Inc.	(1,537)	(73,053)
Sonic Corp.	(1,611)	(42,047)
Wyndham Worldwide Corp.	(427)	(30,740)
Wynn Resorts Ltd.	(233)	(23,764)

		(472,338)

Household Durables – (0.3)%
Newell Brands, Inc.	(1,527)	(71,784)
Tempur Sealy International, Inc.(a)	(393)	(24,877)

		(96,661)

Internet & Catalog Retail – (0.3)%
Netflix, Inc.(a)	(577)	(67,509)
TripAdvisor, Inc.(a)	(196)	(9,463)
Zalando SE(a)(c)	(569)	(21,193)

		(98,165)

Leisure Products – 0.0%
Polaris Industries, Inc.	(172)	(14,940)

Media – (0.1)%
World Wrestling Entertainment, Inc. – Class A	(2,688)	(50,481)

Specialty Retail – (0.5)%
AutoNation, Inc.(a)	(514)	(22,955)
CarMax, Inc.(a)	(1,046)	(60,448)
Signet Jewelers Ltd.	(765)	(69,837)

		(153,240)

Textiles, Apparel & Luxury Goods – (0.9)%
Cie Financiere Richemont SA (REG)	(739)	(48,241)
Fossil Group, Inc.(a)	(1,415)	(47,289)
Hanesbrands, Inc.	(820)	(19,049)
lululemon athletica, Inc.(a)	(1,240)	(70,668)
Michael Kors Holdings Ltd.(a)	(450)	(20,920)
Swatch Group AG (The) – Series BR	(250)	(73,513)

		(279,680)

		(1,734,876)

Industrials – (3.8)%
Aerospace & Defense – (0.3)%
Boeing Co. (The)	(233)	(35,081)

AB LONG/SHORT MULTI-MANAGER FUND •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

United Technologies Corp.	(560)	$(60,323)

		(95,404)

Air Freight & Logistics – (0.6)%
CH Robinson Worldwide, Inc.	(2,570)	(192,365)
XPO Logistics, Inc.(a)	(499)	(22,220)

		(214,585)

Airlines – (0.6)%
Allegiant Travel Co.	(193)	(31,536)
American Airlines Group, Inc.	(715)	(33,205)
Deutsche Lufthansa AG (REG) (Frankfurt)	(7,341)	(95,052)
Deutsche Lufthansa AG (REG) (London)	(274)	(3,541)
JetBlue Airways Corp.(a)	(1,846)	(37,086)

		(200,420)

Electrical Equipment – (0.2)%
Sunrun, Inc.(a)	(5,068)	(25,847)
Vestas Wind Systems A/S	(462)	(30,428)

		(56,275)

Industrial Conglomerates – (0.4)%
3M Co.	(375)	(64,403)
General Electric Co.	(1,978)	(60,843)

		(125,246)

Machinery – (0.9)%
Caterpillar, Inc.	(1,588)	(151,749)
Cummins, Inc.	(362)	(51,324)
Deere & Co.	(364)	(36,473)
Snap-on, Inc.	(268)	(44,810)

		(284,356)

Marine – (0.1)%
AP Moller – Maersk A/S – Class B	(36)	(47,557)

Road & Rail – (0.4)%
Kansas City Southern	(709)	(62,895)
Ryder System, Inc.	(385)	(30,146)
Werner Enterprises, Inc.	(1,265)	(34,218)

		(127,259)

Trading Companies & Distributors – (0.3)%
WW Grainger, Inc.	(369)	(85,080)

		(1,236,182)

Information Technology – (2.2)%
Electronic Equipment, Instruments & Components – (0.1)%
Tech Data Corp.(a)	(326)	(27,668)

Internet Software & Services – (0.4)%
CoStar Group, Inc.(a)	(71)	(13,569)
GrubHub, Inc.(a)	(683)	(25,292)
MercadoLibre, Inc.	(581)	(91,693)

		(130,554)

26	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – (0.6)%
Accenture PLC – Class A	(978)	$(116,802)
International Business Machines Corp.	(190)	(30,822)
Western Union Co. (The)	(2,187)	(45,993)

		(193,617)

Semiconductors & Semiconductor Equipment – (0.3)%
Intel Corp.	(2,625)	(91,087)

Software – (0.4)%
Electronic Arts, Inc.(a)	(272)	(21,553)
Oracle Corp.	(3,071)	(123,424)

		(144,977)

Technology Hardware, Storage & Peripherals – (0.4)%
Electronics For Imaging, Inc.(a)	(793)	(34,511)
NetApp, Inc.	(1,181)	(43,177)
Seagate Technology PLC	(923)	(37,012)
Stratasys Ltd.(a)	(1,350)	(24,368)

		(139,068)

		(726,971)

Financials – (1.3)%
Banks – (0.7)%
Banco Santander SA	(5,209)	(23,796)
Bank of the Ozarks, Inc.	(997)	(48,374)
BankUnited, Inc.	(725)	(25,687)
DBS Group Holdings Ltd.	(3,712)	(45,187)
East West Bancorp, Inc.	(649)	(31,074)
Home BancShares, Inc./AR	(1,122)	(29,026)
UniCredit SpA	(12,416)	(26,485)

		(229,629)

Consumer Finance – (0.2)%
Ally Financial, Inc.	(1,375)	(26,702)
Credit Acceptance Corp.(a)	(238)	(45,658)

		(72,360)

Insurance – (0.1)%
AmTrust Financial Services, Inc.	(1,685)	(42,900)

Real Estate Management & Development – (0.2)%
Brookfield Asset Management, Inc. – Class A	(1,335)	(44,456)

Thrifts & Mortgage Finance – (0.1)%
BofI Holding, Inc.(a)	(1,843)	(43,550)

		(432,895)

Health Care – (1.3)%
Health Care Equipment & Supplies – (0.3)%
Cooper Cos., Inc. (The)	(169)	(27,799)

AB LONG/SHORT MULTI-MANAGER FUND •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

Intuitive Surgical, Inc.(a)	(97)	$(62,443)

		(90,242)

Health Care Providers & Services – (0.4)%
Acadia Healthcare Co., Inc.(a)	(1,530)	(58,155)
Express Scripts Holding Co.(a)	(1,117)	(84,758)

		(142,913)

Health Care Technology – (0.2)%
Cerner Corp.(a)	(1,240)	(61,727)

Pharmaceuticals – (0.4)%
Akorn, Inc.(a)	(1,284)	(27,246)
Mylan NV(a)	(906)	(33,169)
Valeant Pharmaceuticals International, Inc.(a)	(3,442)	(54,349)

		(114,764)

		(409,646)

Materials – (1.2)%
Chemicals – (0.4)%
Albemarle Corp.	(601)	(52,756)
Mosaic Co. (The)	(2,950)	(83,780)

		(136,536)

Construction Materials – (0.2)%
HeidelbergCement AG (Frankfurt)	(391)	(35,038)
HeidelbergCement AG (London)	(25)	(2,241)
Vulcan Materials Co.	(193)	(24,250)

		(61,529)

Metals & Mining – (0.2)%
Freeport-McMoRan, Inc.	(2,101)	(32,250)
Southern Copper Corp.	(1,132)	(37,164)

		(69,414)

Paper & Forest Products – (0.4)%
Domtar Corp.	(2,205)	(86,590)
International Paper Co.	(1,001)	(48,769)

		(135,359)

		(402,838)

Energy – (1.0)%
Oil, Gas & Consumable Fuels – (1.0)%
Canadian Natural Resources Ltd.	(801)	(27,050)
Carrizo Oil & Gas, Inc.(a)	(591)	(25,023)
Cheniere Energy, Inc.(a)	(1,146)	(46,826)
Chesapeake Energy Corp.(a)	(8,930)	(62,510)
CONSOL Energy, Inc.	(1,228)	(25,272)
Devon Energy Corp.	(494)	(23,875)
Oasis Petroleum, Inc.(a)	(5,137)	(76,901)
SM Energy Co.	(598)	(23,836)
WPX Energy, Inc.(a)	(1,826)	(28,376)

		(339,669)

28	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – (0.3)%
Beverages – (0.1)%
Monster Beverage Corp.(a)	(548)	$(24,523)

Food & Staples Retailing – (0.2)%
Wal-Mart Stores, Inc.	(287)	(20,213)
Whole Foods Market, Inc.	(1,844)	(56,039)

		(76,252)

		(100,775)

Utilities – (0.2)%
Multi-Utilities – (0.2)%
Consolidated Edison, Inc.	(810)	(56,514)

Total Common Stocks (proceeds $5,209,234)		(5,440,366)

MUTUAL FUNDS – (7.3)%
Index – (7.3)%
Index – (7.3)%
Consumer Discretionary Select Sector SPDR Fund	(2,298)	(188,091)
Consumer Staples Select Sector SPDR Fund	(3,878)	(196,149)
Health Care Select Sector SPDR Fund	(762)	(52,388)
Industrial Select Sector SPDR Fund	(4,736)	(295,573)
iShares 20+ Year Treasury Bond ETF	(268)	(32,224)
iShares iBoxx $ High Yield Corporate Bond ETF	(2,166)	(185,518)
iShares MSCI China ETF	(6,764)	(315,338)
iShares MSCI Emerging Markets ETF	(10,557)	(374,774)
iShares MSCI Japan ETF	(1,774)	(88,505)
iShares STOXX Europe 600 UCITS ETF (DE)	(2,717)	(98,630)
SPDR S&P 500 ETF Trust	(1,556)	(342,911)
Technology Select Sector SPDR Fund	(2,540)	(120,650)
Utilities Select Sector SPDR Fund	(2,198)	(102,757)

Total Mutual Funds (proceeds $2,309,747)		(2,393,508)

DEPOSITORY RECEIPTS – (0.8)%
Energy – (0.3)%
Oil, Gas & Consumable Fuels – (0.3)%
Petroleo Brasileiro SA (Sponsored ADR)(a)	(4,722)	(51,328)
Royal Dutch Shell PLC (Sponsored ADR) – Class A	(696)	(35,566)

		(86,894)

Consumer Discretionary – (0.2)%
Internet & Catalog Retail – (0.2)%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	(768)	(72,208)

Information Technology – (0.2)%
IT Services – (0.2)%
Infosys Ltd. (Sponsored ADR)	(4,292)	(62,148)

AB LONG/SHORT MULTI-MANAGER FUND •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (0.1)%
Pharmaceuticals – (0.1)%
Dr Reddy’s Laboratories Ltd. (ADR)	(702)	$(32,804)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(214)	(8,068)

		(40,872)

Total Depository Receipts (proceeds $241,991)		(262,122)

Real Estate Investment Trust Units – (0.2)%
Real Estate – (0.2)%
Equity Real Estate Investment Trusts (REITs) – (0.2)%
AvalonBay Communities, Inc. (proceeds $61,297)	(362)	(59,545)

Total Securities Sold Short (proceeds $7,822,269)		(8,155,541)

Total Investments, Net of Securities Sold Short – 64.5% (cost $19,303,655)		21,092,655
Other assets less liabilities – 35.5%		11,632,351

Net Assets – 100.0%		$32,725,006

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	CAD	648	USD	491	12/30/16	$8,320
Morgan Stanley & Co., Inc.	CAD	72	USD	54	12/30/16	(112)
Morgan Stanley & Co., Inc.	CHF	54	USD	55	12/30/16	1,651
Morgan Stanley & Co., Inc.	EUR	144	USD	158	12/30/16	4,227
Morgan Stanley & Co., Inc.	GBP	149	USD	184	12/30/16	(3,341)
Morgan Stanley & Co., Inc.	JPY	6,330	USD	61	12/30/16	5,573
Morgan Stanley & Co., Inc.	SEK	1,068	USD	120	12/30/16	4,327
Morgan Stanley & Co., Inc.	USD	66	CAD	88	12/30/16	(151)
Morgan Stanley & Co., Inc.	USD	55	CHF	54	12/30/16	(1,478)
Morgan Stanley & Co., Inc.	USD	63	EUR	59	12/30/16	44
Morgan Stanley & Co., Inc.	USD	77	EUR	71	12/30/16	(1,270)
Morgan Stanley & Co., Inc.	USD	34	GBP	27	12/30/16	76
Morgan Stanley & Co., Inc.	USD	22	JPY	2,367	12/30/16	(1,692)
Morgan Stanley & Co., Inc.	USD	51	ZAR	713	12/30/16	(693)
Morgan Stanley & Co., Inc.	ZAR	713	USD	50	12/30/16	112
Morgan Stanley & Co., Inc.	CHF	67	USD	68	3/15/17	1,315
Morgan Stanley & Co., Inc.	EUR	240	USD	259	3/15/17	3,406
Morgan Stanley & Co., Inc.	USD	28	EUR	26	3/15/17	(106)

						$20,208

30	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares Russell 2000 ETF(e)	132	$125.00	December 2016	$5,014	$(5,214)
PowerShares QQQ Trust Series ETF(e)	71	111.00	December 2016	4,328	(1,243)

				$9,342	$(6,457)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Air France	5,236	EONIA Plus 0.40%	EUR	28	7/24/17	$(1,548)
Alphabet, Inc.	211	FedFundEffective Plus 0.50%	USD	169	7/24/17	(5,648)
Anglo American PLC	10,177	BBA 1 Month LIBOR Plus 0.50%	GBP	71	7/24/17	62,425
Antofagasta PLC	13,294	BBA 1 Month LIBOR Plus 0.50%	GBP	59	7/24/17	40,975
Brunswick Corp.	4,696	FedFundEffective Plus 0.35%	USD	218	7/24/17	18,359
Cie Plastic Omnium SA	2,738	EURIBOR 3 Month Plus 0.50%	EUR	79	7/24/47	(598)
Constellation Brands, Inc.	1,048	FedFundEffective Plus 0.50%	USD	156	7/24/17	2,953
Continental Resources Inc./OK	1,400	FedFundEffective Plus 0.50%	USD	65	7/24/17	16,338
Dai-ichi Life Holdings, Inc.	3,713	MUTSCALM Plus 0.40%	JPY	6,556	9/03/18	3,901
Hitachi Ltd.	11,104	MUTSCALM Plus 0.40%	JPY	5,914	9/03/18	9,048
International Consolidated Airlines Group SA	12,789	BBA 1 Month LIBOR Plus 0.50%	GBP	54	7/24/17	2,234
Komatsu Ltd.	2,612	MUTSCALM Plus 0.40%	JPY	6,184	9/03/18	7,756
Mitsubshi Heavy Industries Ltd.	13,535	MUTSCALM Plus 0.40%	JPY	6,302	9/03/18	6,360
Moncler SpA	604	EURIBOR 3 Month Plus 0.50%	EUR	8	7/24/17	1,214
Monster Beverage Corp.	4,709	FedFundEffective Plus 0.50%	USD	234	9/01/18	(23,118)
Newfield Exploration Co.	3,711	FedFundEffective Plus 0.35%	USD	161	7/24/17	7,088
NVR, Inc.	279	BBA 1 Month LIBOR Plus 0.50%	USD	421	5/22/17	24,129
Peugeot SA	4,145	EURIBOR 3 Month Plus 0.50%	EUR	57	7/24/17	757
Rio Tinto PLC	3,420	BBA 1 Month LIBOR Plus 0.50%	GBP	71	7/24/17	40,259
Rio Tinto PLC	4,495	FedFundEffective Plus 0.50%	USD	155	7/24/17	15,314

AB LONG/SHORT MULTI-MANAGER FUND •	31

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Swift Transportation Co., LLC	8,389	FedFundEffective Plus 0.50%	USD	176	7/24/17	$33,892
Taisei Corporation	8,729	MUTSCALM Plus 0.40%	JPY	6,694	9/03/18	5,326
Take-Two Interactive Software	5,892	FedFundEffective Plus 0.50%	USD	259	9/01/18	31,042
Weichai Power Co., Ltd.	26,461	HK Overnight Index Swap Ref Rate Plus 0.95%	HKD	269	7/24/17	7,893
Wizz Air Holdings PLC	1,171	EURIBOR 1 Month Plus 0.50%	GBP	21	1/16/17	(1,314)

Pay Total Return on Reference Obligation
Morgan Stanley Co., Inc.
Agile Property Holdings Ltd.	39,686	HK Overnight Index Swap Ref Rate Minus 1.37%	HKD	192	10/03/18	2,537
Ashmore Group PLC	8,924	SONIA Overnight Deposit Rate Minus 2.36%	GBP	26	10/03/18	315
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	7,796	FedFundEffective Minus 1.00%	USD	35	7/27/17	(3,819)
Burberry Group PLC	2,674	SONIA Overnight Deposit Rate Minus 0.35%	GBP	33	7/24/17	(5,950)
BYD Co., Ltd.	4,470	HK Overnight Index Swap Ref Rate Minus 2.25%	HKD	224	10/03/18	1,838
Canon, Inc.	470	MUTSCALM Minus 0.40%	JPY	1,379	10/03/18	(1,507)
Capitec Bank Holdings Ltd.	1,212	South Africa Benchmark Rate Minus 1.72%	ZAR	691	8/01/18	(6,722)
China CITIC Bank Corp., Ltd.	77,200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	357	10/03/18	(4,263)
China Everbright Bank Co., Ltd.	82,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	342	10/03/18	5,022
China Evergrande Real Estate Group Ltd.	63,800	HK Overnight Index Swap Ref Rate Minus 2.13%	HKD	374	10/03/18	4,734
China Huarong Asset Management Co., Ltd.	69,000	HK Overnight Index Swap Ref Rate Minus 9.00%	HKD	206	10/03/18	(1,179)
China Merchants Bank	29,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	573	10/03/18	1,117
China Minsheng Banking Corp., Ltd.	62,400	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	466	10/03/18	(10,215)

32	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China Pacific Insurance (Group) Co., Ltd.	4,300	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	137	10/03/18	$947
China Petroleum & Chemical Corp.	40,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	228	10/03/18	312
Cielo SA	3,185	FedFundEffective Minus 1.00%	USD	31	7/27/17	2,770
Fast Retailing Co., Ltd.	90	MUTSCALM Minus 0.40%	JPY	2,968	10/03/18	(5,621)
Fortescue Metals Group Ltd.	11,440	RBA Daily Cash Rate Minus 0.71%	AUD	56	10/03/18	(7,473)
Glencore PLC	5,214	SONIA Overnight Deposit Rate Minus 0.30%	GBP	13	10/03/18	(1,965)
Hyundai Heavy Industries Co., Ltd.	168	FedFundEffective Minus 0.79%	USD	19	7/27/17	(1,775)
ICAP PLC	6,103	SONIA Overnight Deposit Rate Minus 0.30%	GBP	30	10/03/18	626
Imerys SA	405	EONIA Minus 0.35%	EUR	27	6/05/17	100
Jiangxi Copper Co., Ltd. – Class H	27,200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	254	10/03/18	(8,800)
Just Eat PLC	7,308	SONIA Overnight Deposit Rate Minus 0.30%	GBP	32	10/03/18	(13,646)
Kingsoft Corp., Ltd.	26,400	HK Overnight Index Swap Ref Rate Minus 1.98%	HKD	423	10/03/18	(4,790)
Lenovo Group Ltd.	57,900	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	436	10/03/18	20,425
Li & Fung Ltd.	47,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	310	10/03/18	19,376
Lloyds Banking Group PLC	37,236	SONIA Overnight Deposit Rate Minus 0.30%	GBP	21	10/03/18	(366)
Longfor Properties Co., Ltd.	12,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	144	10/03/18	2,098
Mitsui Osk Lines Ltd.	17,086	MUTSCALM Minus 0.40%	JPY	4,168	10/03/18	(8,267)
MTN Group Ltd.	10,339	South Africa Benchmark Rate Minus 0.95%	ZAR	1,373	8/01/18	14,718
Nintendo Co., Ltd.	130	MUTSCALM Minus 0.40%	JPY	3,438	10/03/18	(2,025)
Ocado Group PLC	5,460	SONIA Overnight Deposit Rate Minus 5.88%	GBP	20	10/03/18	6,246

AB LONG/SHORT MULTI-MANAGER FUND •	33

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Old Mutual PLC	30,606	SONIA Overnight Deposit Rate Minus 0.30%	GBP	55	10/03/18	$(3,632)
PICC Property and Casualty Co., Ltd. – Class H	19,057	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	242	10/03/18	(706)
Ping An Insurance Group Co. of China Ltd.	5,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	235	10/03/18	(1,107)
Sasol Ltd.	879	South Africa Benchmark Rate Minus 0.95%	ZAR	352	8/01/18	1,383
Sino Land Co.	14,200	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	170	10/03/18	(999)
Standard and Poor’s 500 Index	226	FedFundEffective Minus 0.20%	USD	487	9/01/18	(11,325)
Standard Chartered PLC	9,082	SONIA Overnight Deposit Rate Minus 0.30%	GBP	58	10/03/18	(772)
Tesco PLC	11,320	SONIA Overnight Deposit Rate Minus 0.30%	GBP	20	10/03/18	(5,051)
Thomas Cook Group PLC	11,728	SONIA Overnight Deposit Rate Minus 0.35%	GBP	8	7/24/17	(2,295)
Wm Morrison Supermarkets PLC	8,141	BBA 1 Month LIBOR Minus 0.30%	GBP	15	10/03/18	(3,052)
Woodside Petroleum Ltd.	1,523	RBA Daily Cash Rate Minus 0.40%	AUD	44	10/03/18	(1,091)
Woolworth Holdings Ltd.	4,448	South Africa Benchark Rate Minus 0.95%	ZAR	390	8/01/18	7,236
Zhuzhou CSR Times Electric Co., Ltd.	6,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	293	10/03/18	2,087

						$280,511

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate market value of these securities amounted to $150,554 or 0.5% of net assets.

(d)	One contract relates to 100 shares.

(e)	One contract relates to 1 share.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

34	• AB LONG/SHORT MULTI-MANAGER FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBA – British Bankers Association

EONIA – Euro OverNight Index Average

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

HK – Hong Kong

HONIA – Hong Kong Overnight Index Average

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate

RBA – Reserve Bank of Australia

REG – Registered Shares

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

UCITS – Undertaking for Collective Investment in Transferable Securities

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $21,271,510)	$23,393,782
Affiliated issuers (cost $5,854,414)	5,854,414
Cash collateral due from broker	810,000
Foreign currencies, at value (cost $359,903)	345,904 (a)
Receivable for investment securities sold and foreign currency transactions	1,019,616
Deposit at broker for securities sold short	9,846,307
Unrealized appreciation on total return swaps	431,150
Receivable for terminated total return swaps	56,803
Receivable due from Adviser	39,477
Unaffiliated dividends and interest receivable	34,314
Unrealized appreciation on forward currency exchange contracts	29,051
Receivable for capital stock sold	2,238
Affiliated dividends receivable	1,508

Total assets	41,864,564

Liabilities
Due to custodian	84,006
Options written, at value (premiums received $9,342)	6,457
Payable for securities sold short, at value (proceeds received $7,822,269)	8,155,541
Payable for investment securities purchased and foreign currency transactions	437,685
Unrealized depreciation on total return swaps	150,639
Payable for terminated total return swaps	46,799
Dividend expense payable	9,858
Unrealized depreciation on forward currency exchange contracts	8,843
Transfer Agent fee payable	1,895
Payable for capital stock redeemed	371
Distribution fee payable	302
Accrued expenses	237,162

Total liabilities	9,139,558

Net Assets	$32,725,006

Composition of Net Assets
Capital stock, at par	$320
Additional paid-in capital	31,880,561
Accumulated net investment loss	(427,978)
Accumulated net realized loss on investment and foreign currency transactions	(803,631)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,075,734

$32,725,006

(a)	Includes $346,126 on deposit with the broker for securities sold short.

See notes to financial statements.

36	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$605,433	59,474	$10.18	*

C	$132,973	13,272	$10.02

Advisor	$31,794,318	3,107,042	$10.23

R	$10,293	1,017	$10.12

K	$10,348	1,017	$10.18

I	$10,404	1,017	$10.23

Z	$161,237	15,762	$10.23

*	The maximum offering price per share for Class A shares was $10.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,912)	$221,994
Affiliated issuers	7,851
Interest	19,469
Securities lending income	1	$249,315

Expenses
Advisory fee (see Note B)	308,501
Distribution fee—Class A	1,202
Distribution fee—Class C	643
Distribution fee—Class R	25
Distribution fee—Class K	13
Transfer agency—Class A	302
Transfer agency—Class C	48
Transfer agency—Advisor Class	9,834
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	1
Transfer agency—Class Z	16
Custodian	316,607
Audit and tax	76,177
Registration fees	55,799
Legal	19,463
Printing	17,389
Directors’ fees	11,603
Miscellaneous	20,738

Total operating expenses (see Note B)	838,367
Interest expense	256
Dividend expense on securities sold short	104,423
Broker fee on securities sold short	33,215

Total expenses	976,261
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(519,519)

Net expenses		456,742

Net investment loss		(207,427)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		331,149
Securities sold short		(837,474)
Options written		3,287
Swaps		(127,667)
Foreign currency transactions		59,696
Net change in unrealized appreciation/depreciation of:
Investments		1,759,377
Securities sold short		(129,996)
Options written		2,885
Swaps		27,540
Foreign currency denominated assets and liabilities		(19,141)

Net gain on investment and foreign currency transactions		1,069,656

Net Increase in Net Assets from Operations		$862,229

See notes to financial statements.

38	• AB LONG/SHORT MULTI-MANAGER FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(207,427)		$(423,930)
Net realized gain (loss) on investment and foreign currency transactions	(571,009)		646,245
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,640,665		(1,345,056)

Net increase (decrease) in net assets from operations	862,229		(1,122,741)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	– 0	–	(8,760)
Class C	– 0	–	(672)
Advisor Class	– 0	–	(516,359)
Class R	– 0	–	(165)
Class K	– 0	–	(165)
Class I	– 0	–	(165)
Class Z	– 0	–	(2,557)
Capital Stock Transactions
Net increase (decrease)	(1,632,900)		3,048,471

Total increase (decrease)	(770,671)		1,396,887
Net Assets
Beginning of period	33,495,677		32,098,790

End of period (including accumulated net investment loss of ($427,978) and ($220,551), respectively)	$32,725,006		$33,495,677

See notes to financial statements.

AB LONG/SHORT MULTI-MANAGER FUND •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Long/Short Multi-Manager Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of November 30, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Passport Capital, LLC, Impala Asset Management LLC, Lyrical Asset Management LP, Sirios Capital Management, L.P. and Kynikos Associates LP. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

40	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB LONG/SHORT MULTI-MANAGER FUND •	41

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices

42	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$5,091,383		$30,062		$	– 0	–	$5,121,445
Consumer Discretionary	3,704,667		64,887			– 0	–	3,769,554
Materials	3,288,067		253,866			– 0	–	3,541,933
Financials	3,240,092		– 0	–		– 0	–	3,240,092
Industrials	2,996,980		125,213			– 0	–	3,122,193
Energy	1,431,441		– 0	–		– 0	–	1,431,441
Health Care	1,326,392		– 0	–		– 0	–	1,326,392
Consumer Staples	685,656		171,342			– 0	–	856,998
Telecommunication Services	– 0	–	153,843			– 0	–	153,843
Warrants	692,681		– 0	–		– 0	–	692,681
Depository Receipts	65,251		– 0	–		– 0	–	65,251
Mutual Funds	45,183		– 0	–		– 0	–	45,183
Options Purchased – Puts	– 0	–	26,776			– 0	–	26,776
Short-Term Investments	5,854,414		– 0	–		– 0	–	5,854,414

AB LONG/SHORT MULTI-MANAGER FUND •	43

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Liabilities:
Common Stocks:
Consumer Discretionary	$(1,459,618)		$(275,258)		$	– 0	–	$(1,734,876)
Industrials	(1,059,604)		(176,578)			– 0	–	(1,236,182)
Information Technology	(726,971)		– 0	–		– 0	–	(726,971)
Financials	(337,427)		(95,468)			– 0	–	(432,895)
Health Care	(409,646)		– 0	–		– 0	–	(409,646)
Materials	(365,559)		(37,279)			– 0	–	(402,838)
Energy	(339,669)		– 0	–		– 0	–	(339,669)
Consumer Staples	(100,775)		– 0	–		– 0	–	(100,775)
Utilities	(56,514)		– 0	–		– 0	–	(56,514)
Mutual Funds	(2,294,878)		(98,630)			– 0	–	(2,393,508)
Depository Receipts	(262,122)		– 0	–		– 0	–	(262,122)
Real Estate Investment Trust Units	(59,545)		– 0	–		– 0	–	(59,545)

Total Investments in Securities	20,949,879		142,776			– 0	–	21,092,655
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	– 0	–	29,051			– 0	–	29,051
Total Return Swaps	– 0	–	431,150			– 0	–	431,150
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(8,843)			– 0	–	(8,843)
Put Options Written	– 0	–	(6,457)			– 0	–	(6,457)
Total Return Swaps	– 0	–	(150,639)			– 0	–	(150,639)

Total(b)	$20,949,879		$437,038		$	– 0	–	$21,386,917

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and

44	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and

AB LONG/SHORT MULTI-MANAGER FUND •	45

Notes to Financial Statements

losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ

46	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through September 29, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $785,284 for the fiscal period ended May 31, 2015 and $326,452 for the year ended May 31, 2016, respectively. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the six months ended November 30, 2016 the reimbursements/waivers amounted to $513,369. The Expense Caps may not be terminated by the Adviser before September 30, 2017.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,008 for the six months ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended November 30, 2016.

AB LONG/SHORT MULTI-MANAGER FUND •	47

Notes to Financial Statements

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended November 30, 2016, such waiver amounted to $6,148. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended November 30, 2016 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$5,307	$13,456	$12,909	$5,854	$8

Brokerage commissions paid on investment transactions for the six months ended November 30, 2016 amounted to $46,348, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $132, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future

48	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended November 30, 2016, were as follows:

	Purchases		Sales		Securities Sold Short		Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$18,743,850		$22,094,084		$14,785,356		$16,665,581
U.S. government securities	– 0	–	– 0	–	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency and swap transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$2,952,009	$(829,737)	$2,122,272	$(333,272	)(a)	$1,789,000

(a)	Gross unrealized appreciation was $158,858 and gross unrealized depreciation was $(492,130), resulting in net unrealized depreciation of $(333,272).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB LONG/SHORT MULTI-MANAGER FUND •	49

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended November 30, 2016, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired

50	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At November 30, 2016, the maximum payments for written put options amounted to $2,438,100. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended November 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended November 30, 2016, the Fund held written options for hedging purposes.

For the six months ended November 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 05/31/16	– 0	–	$	– 0	–
Options written	273			12,629
Options assigned	– 0	–		– 0	–
Options expired	(70)			(3,287)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/16	203			$9,342

AB LONG/SHORT MULTI-MANAGER FUND •	51

Notes to Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

52	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended November 30, 2016, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB LONG/SHORT MULTI-MANAGER FUND •	53

Notes to Financial Statements

During the six months ended November 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$29,051	Unrealized depreciation on forward currency exchange contracts	$8,843

Equity contracts	Investments in securities, at value	26,776

Equity contracts			Options written, at value	6,457

Equity contracts	Unrealized appreciation on total return swaps	431,150	Unrealized depreciation on total return swaps	150,639

Total		$486,977		$165,939

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$49,087	$(7,179)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(229,643)	55,244

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,287	2,885

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(127,667)	27,540

Total		$(304,936)	$78,490

54	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended November 30, 2016:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$336,468
Average principal amount of sale contracts	$1,335,342

Purchased Options:
Average monthly cost	$82,731

Total Return Swaps:
Average notional amount	$4,658,202

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Morgan Stanley & Co., Inc.	$486,977	$(165,939)	$	– 0	–	$	– 0	–		$321,038

Total	$486,977	$(165,939)	$	– 0	–	$	– 0	–		$321,038	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Morgan Stanley & Co., Inc.	$165,939	$(165,939)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$165,939	$(165,939)	$	– 0	–	$	– 0	–	$	– 0	–

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it

AB LONG/SHORT MULTI-MANAGER FUND •	55

Notes to Financial Statements

anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending

56	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of November 30, 2016, the Fund had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1 and $3 from the borrower, Government Money Market Portfolio, for the six months ended November 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended November 30, 2016, such waiver amounted to $2. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the six months ended November 30, 2016, is as follows:

Market Value 05/31/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$453	$453	$	– 0	–

AB LONG/SHORT MULTI-MANAGER FUND •	57

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016		Six Months Ended November 30, 2016 (unaudited)			Year Ended May 31, 2016

Class A
Shares sold	4,767		98,595			$47,046		$986,358

Shares issued in reinvestment of distributions	– 0	–	873			– 0	–	8,760

Shares redeemed	(47,023)		(1,012)			(472,635)		(10,062)

Net increase (decrease)	(42,256)		98,456			$(425,589)		$985,056

Class C
Shares sold	510		12,081			$5,000		$119,072

Shares issued in reinvestment of distributions	– 0	–	68			– 0	–	672

Shares redeemed	(387)		– 0	–		(3,798)		– 0	–

Net increase	123		12,149			$1,202		$119,744

Advisor Class
Shares sold	12,238		140,232			$121,183		$1,410,793

Shares issued in reinvestment of distributions	– 0	–	51,322			– 0	–	516,311

Shares redeemed	(133,698)		(13,651)			(1,329,696)		(136,485)

Net increase (decrease)	(121,460)		177,903			$(1,208,513)		$1,790,619

Class R
Shares issued in reinvestment of distributions	– 0	–	17		$	– 0	–	$165

Net increase	– 0	–	17		$	– 0	–	$165

Class K
Shares issued in reinvestment of distributions	– 0	–	17		$	– 0	–	$165

Net increase	– 0	–	17		$	– 0	–	$165

Class I
Shares issued in reinvestment of distributions	– 0	–	17		$	– 0	–	$165

Net increase	– 0	–	17		$	– 0	–	$165

58	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	Six Months Ended November 30, 2016 (unaudited)			Year Ended May 31, 2016

Class Z
Shares sold	– 0	–	14,508	$	– 0	–	$150,000

Shares issued in reinvestment of distributions	– 0	–	254		– 0	–	2,557

Net increase	– 0	–	14,762	$	– 0	–	$152,557

There were no transactions in capital shares for Class R, Class K, Class I and Class Z for the six months ended November 30, 2016.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

AB LONG/SHORT MULTI-MANAGER FUND •	59

Notes to Financial Statements

Short Sales Risk—It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Derivative Instruments Risk—The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the

60	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose

AB LONG/SHORT MULTI-MANAGER FUND •	61

Notes to Financial Statements

shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

• Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

62	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending May 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended May 31, 2016 and period ended May 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$160,976	$	– 0	–
Long-term capital gains	367,867		– 0	–

Total taxable distributions	$528,843	$	– 0	–

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$175,318
Accumulated capital and other losses	(81,288	)(a)
Unrealized appreciation/(depreciation)	(112,133	)(b)

Total accumulated earnings/(deficit)	$(18,103)

(a)	As of May 31, 2016, the Fund’s cumulative deferred loss on straddles was $74,514 and deferred losses on unsettled short sales was $6,774.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments and the recognition of gains on constructive sales for tax purposes.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2016, the Fund did not have any capital loss carryforwards.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended November 30, 2016.

AB LONG/SHORT MULTI-MANAGER FUND •	63

Notes to Financial Statements

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

64	• AB LONG/SHORT MULTI-MANAGER FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.92		$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)		(.12)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		(.28)	.60

Net increase (decrease) in net asset value from operations	.26		(.40)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.18		$ 9.92	$ 10.48

Total Return
Total investment return based on net asset value(d)	2.62%		(3.79)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$606		$1,010	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.05	%^	3.11%	3.01	%^
Expenses, before waivers/reimbursements(e)(f)	6.23	%^	6.72%	6.65	%^
Net investment loss(c)	(1.53	)%^	(1.22)%	(1.81	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

AB LONG/SHORT MULTI-MANAGER FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.80		$ 10.42	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)		(.20)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.25)	.59

Net increase (decrease) in net asset value from operations	.22		(.45)	.42

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.02		$ 9.81	$ 10.42

Total Return
Total investment return based on net asset value(d)	2.14%		(4.38)%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133		$129	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.80	%^	3.88%	3.66	%^
Expenses, before waivers/reimbursements(e)(f)	7.02	%^	7.58%	7.62	%^
Net investment loss(c)	(2.26	)%^	(2.02)%	(2.53	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

66	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.96		$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.26)	.60

Net increase (decrease) in net asset value from operations	.27		(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.23		$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	2.61%		(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,794		$32,170	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.80	%^	2.73%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	6.00	%^	6.03%	6.46	%^
Net investment loss(c)	(1.27	)%^	(1.13)%	(1.55	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

AB LONG/SHORT MULTI-MANAGER FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.88		$ 10.46	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.09)		(.16)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.26)	.60

Net increase (decrease) in net asset value from operations	.24		(.42)	.46

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.12		$ 9.88	$ 10.46

Total Return
Total investment return based on net asset value(d)	2.43%		(3.99)%	4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.29	%^	3.23%	3.17	%^
Expenses, before waivers/reimbursements(e)(f)	6.50	%^	6.53%	6.99	%^
Net investment loss(c)	(1.77	)%^	(1.63)%	(2.04	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

68	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.92		$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)		(.14)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.26)	.60

Net increase (decrease) in net asset value from operations	.26		(.40)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.18		$ 9.92	$ 10.48

Total Return
Total investment return based on net asset value(d)	2.62%		(3.79)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.03	%^	2.99%	2.92	%^
Expenses, before waivers/reimbursements(e)(f)	6.23	%^	6.26%	6.73	%^
Net investment loss(c)	(1.51	)%^	(1.38)%	(1.79	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

AB LONG/SHORT MULTI-MANAGER FUND •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.96		$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.11)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.26)	.60

Net increase (decrease) in net asset value from operations	.27		(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.23		$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	2.61%		(3.49)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11		$10	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.80	%^	2.74%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	5.98	%^	5.99%	6.44	%^
Net investment loss(c)	(1.26	)%^	(1.13)%	(1.56	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

70	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015

Net asset value, beginning of period	$ 9.96		$ 10.49	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.10)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(.27)	.60

Net increase (decrease) in net asset value from operations	.27		(.37)	.49

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–

Net asset value, end of period	$ 10.23		$ 9.96	$ 10.49

Total Return
Total investment return based on net asset value(d)	2.71%		(3.59)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$161		$157	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.80	%^	2.91%	2.67	%^
Expenses, before waivers/reimbursements(e)(f)	5.96	%^	6.54%	6.38	%^
Net investment loss(c)	(1.26	)%^	(1.05)%	(1.55	)%^
Portfolio turnover rate	151%		146%	91%
Portfolio turnover rate (including securities sold short)	211%		203%	135%

See footnote summary on page 72.

AB LONG/SHORT MULTI-MANAGER FUND •	71

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	September 30, 2014(a) to May 31, 2015
Class A
Net of waivers/reimbursements	2.20	%^	2.24%	2.24	%^
Before waivers/reimbursements	5.39	%^	5.84%	5.89	%^
Class C
Net of waivers/reimbursements	2.95	%^	2.99%	2.99	%^
Before waivers/reimbursements	6.17	%^	6.69%	6.95	%^
Advisor Class
Net of waivers/reimbursements	1.95	%^	1.99%	1.99	%^
Before waivers/reimbursements	5.15	%^	5.29%	5.78	%^
Class R
Net of waivers/reimbursements	2.45	%^	2.49%	2.49	%^
Before waivers/reimbursements	5.66	%^	5.79%	6.31	%^
Class K
Net of waivers/reimbursements	2.20	%^	2.24%	2.24	%^
Before waivers/reimbursements	5.39	%^	5.52%	6.04	%^
Class I
Net of waivers/reimbursements	1.95	%^	1.99%	1.99	%^
Before waivers/reimbursements	5.13	%^	5.24%	5.77	%^
Class Z
Net of waivers/reimbursements	1.95	%^	1.99%	1.99	%^
Before waivers/reimbursements	5.11	%^	5.62%	5.71	%^

(f)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the six months ended November 30, 2016, such waiver amounted to .04% annualized for the Fund.

^	Annualized.

See notes to financial statements.

72	• AB LONG/SHORT MULTI-MANAGER FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB LONG/SHORT MULTI-MANAGER FUND •	73

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Long/Short Multi-Manager Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 3-5, 2016 (the “Meeting”).

•	Passport Capital, LLC

•	Impala Asset Management LLC

•	Lyrical Asset Management LP

•	Sirios Capital Management, L.P.

•	Kynikos Associates LP

•	Chilton Investment Company, LLC

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information

74	• AB LONG/SHORT MULTI-MANAGER FUND

presented by the Adviser. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a sub-adviser, or to materially amend a sub-advisory agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund, including the assumption of overall supervisory responsibility for the general management and investment of

AB LONG/SHORT MULTI-MANAGER FUND •	75

the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

76	• AB LONG/SHORT MULTI-MANAGER FUND

Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016, and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

AB LONG/SHORT MULTI-MANAGER FUND •	77

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost effective way to obtain desired exposures or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the directors for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund,

78	• AB LONG/SHORT MULTI-MANAGER FUND

(ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

AB LONG/SHORT MULTI-MANAGER FUND •	79

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

80	• AB LONG/SHORT MULTI-MANAGER FUND

AB Family of Funds

NOTES

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NOTES

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NOTES

AB LONG/SHORT MULTI-MANAGER FUND •	83

NOTES

84	• AB LONG/SHORT MULTI-MANAGER FUND

AB LONG/SHORT MULTI-MANAGER FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LSMM-0152-1116

NOV    11.30.16

SEMI-ANNUAL REPORT

AB MULTI-MANAGER

ALTERNATIVE STRATEGIES FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 17, 2017

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Multi-Manager Alternative Strategies Fund (the “Fund”) for the semi-annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

•	Long/Short Equity: A long/short equity strategy typically

involves buying and/or selling securities believed to be significantly under- or overpriced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging-market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

•

Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	1

or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spinoffs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments.

•

Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high-grade to high-yield and distressed debt.

2	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

•

Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets—equities, bonds, currencies and commodities—though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this report, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission. This order permits the Adviser, subject to the supervision and approval by the Board of Directors of AB Cap Fund, Inc. (the “Board”), to enter into Sub-Advisery agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	3

may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments.

The Fund’s principal investments may include: equity securities; including common and preferred stocks, convertible securities, rights and warrants and depositary receipts; fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness; mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial receipts; currencies; and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. From time to time, the Fund may invest in shares of companies through initial public offerings.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds, European

4	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

registered investment funds, real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Investment Results

The table on page 16 shows the Fund’s performance compared with its primary benchmark, the Bank of America (“BofA”) Merrill Lynch 3-Month US Treasury Bill (“T-Bill”) Index, for the six- and 12-month periods ended November 30, 2016. Also included in the table is the performance of the HFRX Global Hedge Fund Index.

During the six-month period, all share classes of the Fund outperformed the primary benchmark, and underperformed the HFRX Global Hedge Fund Index, before sales charges. The Global Macro Strategy was an absolute detractor from performance primarily due to losses sustained following the US Presidential election. The Special Situations Strategy contributed the most to performance, with all Sub-Advisers in the Strategy producing positive returns. Another Strategy contributing to performance was Credit, which benefitted from narrowing high yield spreads as well as Sub-Adviser alpha generation. Long/Short Equity was a modest contributor to performance but

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	5

Sub-Adviser performance within the category were mixed.

Over the 12-month period, certain share classes of the Fund underperformed the primary benchmark, and the HRFX Global Hedge Fund Index, while other share classes outperformed, before sales charges. The Long/Short Equity Strategy had negative absolute performance over the 12-month period although Sub-Adviser performance was mixed. Leaders in the Strategy were the Fund’s Sub-Adviser focused on deep-value stocks, as well as the Sub-Adviser focused on cyclical stocks with concentration in the materials sector. The Fund’s short-only Sub-Adviser was the largest detractor from performance over the 12-month period. A thematic, global macro Sub-Adviser was added to the Fund in April of 2016. Since inception, the Sub-Adviser has detracted from performance with most of the losses coming in November following the US Presidential election. The Special Situations Strategy was the top performing category. All Sub-Advisers in the category had strong performance buoyed by event-driven names, residential mortgage-backed security positions and merger-arbitrage opportunities. The Credit Strategy also contributed. The Fund’s opportunistic credit Sub-Adviser was added in February of 2016 and since inception has had solid returns attributed to the narrowing of high yield spreads in addition to security selection.

Ending category allocations as of November 30, 2016 were 53.44% Long/Short Equity, 29.72% Special Situations, 9.91% Credit and 5.86% Global Macro.

The Fund utilized derivatives in the form of forwards, credit default swaps, total return swaps and purchased options, for hedging and investment purposes. Futures and interest rate swaps were used for investment purposes. For both periods, futures, total return swaps, interest rate swaps, credit default swaps, purchased options and written options detracted from performance; forwards added to performance for both periods, on an absolute basis.

Market Review and Investment Strategy

The six-month period ended November 30, 2016 was heavily influenced by the results of national votes. This period was bookended by Brexit at the front end and the US Presidential election at the back end. Global stocks increased while global bonds decreased in absolute terms over the six-month period, although high-yield bonds continued their rally. The Fund’s Credit Sub-Advisers benefitted significantly from the high-yield rally over both periods. Volatility returned to the markets during 2016 and this resulted in dispersion among Sub-Advisers and strategies. The Fund benefitted from refocusing strategies to the merger-arbitrage and residential mortgage-backed security markets during the six- and 12-month periods.

6	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Over the 12-month period ended November 30, 2016 global stocks advanced despite many pullbacks along the way. In fixed income, global bonds increased in absolute terms. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the double-digit rally in global high yield. At the outset, a brief window of stability for equities enabled the US Federal Reserve to raise interest rates for the first time in over nine years. Investors then endured a steep, six-week drawdown as worries over Chinese economic policy and oversupply in oil sent markets tumbling. Towards the end of the period, investors were surprised when Donald Trump won the US Presidential election. Global equities gained on the news while bond yields globally began to move higher, with US yields experiencing a large spike. Investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	7

DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA Merrill Lynch 3-Month US T-Bill Index and the HFRX Global Hedge Fund Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio (although the HFRX Global Hedge Fund Index reflects the fees and expenses of its hedge fund constituents). The BofA ML US 3-Month T-Bill Index measures the performance of US Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted, based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency or commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy may underperform the market generally.

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers may have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of

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Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

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AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	9

Disclosures and Risks

DISCLOSURES AND RISKS

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Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

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Disclosures and Risks

DISCLOSURES AND RISKS

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Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of nonperformance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Fund may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from

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AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	11

Disclosures and Risks

DISCLOSURES AND RISKS

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the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Fund, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Market Risk: Investment in emerging-market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging-market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that

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DISCLOSURES AND RISKS

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a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the Fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

• Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	13

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk,

(Disclosures, Risks and Note about Historical Performance continued on next page)

14	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	15

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Multi-Manager Alternative Strategies Fund
Class A	1.12%	0.12%

Class C	0.83%	-0.59%

Advisor Class*	1.32%	0.42%

Class R*	1.13%	-0.08%

Class K*	1.22%	0.22%

Class I*	1.32%	0.32%

Class Z*	1.32%	0.32%

Primary Benchmark: BofA Merrill Lynch 3-Month US T-Bill Index	0.18%	0.32%

HFRX Global Hedge Fund Index	2.68%	0.28%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 8-15.

(Historical Performance continued on next page)

16	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.12%	-4.10%
Since Inception*	0.05%	-1.78%

Class C Shares
1 Year	-0.59%	-1.58%
Since Inception*	-0.68%	-0.68%

Advisor Class Shares†
1 Year	0.42%	0.42%
Since Inception*	0.31%	0.31%

Class R Shares†
1 Year	-0.08%	-0.08%
Since Inception*	-0.21%	-0.21%

Class K Shares†
1 Year	0.22%	0.22%
Since Inception*	0.05%	0.05%

Class I Shares†
1 Year	0.32%	0.32%
Since Inception*	0.27%	0.27%

Class Z Shares†
1 Year	0.32%	0.32%
Since Inception*	0.27%	0.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.53%, 4.33%, 3.32%, 3.70%, 3.49%, 3.18% and 3.18% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 31, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 7/31/2014.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 8-15.

(Historical Performance continued on next page)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	17

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-3.11%
Since Inception*	-1.63%

Class C Shares
1 Year	-0.58%
Since Inception*	-0.61%

Advisor Class Shares†
1 Year	1.37%
Since Inception*	0.36%

Class R Shares†
1 Year	0.85%
Since Inception*	-0.19%

Class K Shares†
1 Year	1.09%
Since Inception*	0.08%

Class I Shares†
1 Year	1.38%
Since Inception*	0.32%

Class Z Shares†
1 Year	1.37%
Since Inception*	0.32%

*	Inception date: 7/31/2014.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 8-15.

18	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	19

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,011.20	$13.86	2.75%	$14.02	2.78%
Hypothetical**	$1,000	$1,011.28	$13.87	2.75%	$14.02	2.78%
Class C
Actual	$1,000	$1,008.30	$17.47	3.47%	$17.62	3.50%
Hypothetical**	$1,000	$1,007.67	$17.46	3.47%	$17.62	3.50%
Advisor Class
Actual	$1,000	$1,013.20	$12.36	2.45%	$12.57	2.49%
Hypothetical**	$1,000	$1,012.78	$12.36	2.45%	$12.56	2.49%
Class R
Actual	$1,000	$1,011.30	$15.03	2.98%	$15.23	3.02%
Hypothetical**	$1,000	$1,010.13	$15.02	2.98%	$15.22	3.02%
Class K
Actual	$1,000	$1,012.20	$13.82	2.74%	$13.97	2.77%
Hypothetical**	$1,000	$1,011.33	$13.82	2.74%	$13.97	2.77%
Class I
Actual	$1,000	$1,013.20	$12.47	2.47%	$12.67	2.51%
Hypothetical**	$1,000	$1,012.68	$12.46	2.47%	$12.66	2.51%
Class Z
Actual	$1,000	$1,013.20	$12.47	2.47%	$12.62	2.50%
Hypothetical**	$1,000	$1,012.68	$12.46	2.47%	$12.61	2.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated/unaffiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $365.1

SUB-ADVISER ALLOCATION*

First Pacific Advisors LLC	Special Situations	10.2%
Lyrical Asset Management LP	Long/Short Equity	10.0%
Chilton Investment Company LLC	Long/Short Equity	10.0%
Brigade Capital Management, LP	Credit	9.9%
Impala Asset Management LLC	Long/Short Equity	9.9%
Halcyon Arbitrage IC Mgt LP	Special Situations	9.8%
River Canyon Fund Management LLC	Special Situations	9.6%
Sirios Capital Management LP	Long/Short Equity	8.1%
Passport Capital, LLC	Long/Short Equity	7.9%
Kynikos Associates LP	Long/Short Equity	7.6%
One River Asset Management	Global Macro	5.9%
Liquidity Sleeve Cash†	Cash	1.1%

SECURITY TYPE BREAKDOWN*

	Long	Short

Bank Loans	1.5%	—%
Collateralized Mortgage Obligations	2.4	—
Common Stocks	55.6	(9.3)
Convertible Bonds	0.2	—
Corporate Bonds	8.0	—
Depository Receipts	1.1	(1.5)
Government Issues	1.4	—
Municipals	0.6	—
Mutual Funds	0.1	(11.4)
Options Purchased – Puts	0.1	—
Other Asset Backed Securities	3.3	—
Preferred Stocks	0.2	—
Real Estate Investment Trust Units	—	(0.1)
Warrants	0.9	—

*	Fund holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Cash maintained on portfolio level for investor transactions.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	21

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.6%
Information Technology – 12.4%
Communications Equipment – 0.9%
ARRIS International PLC(a)	16,078	$461,278
Cisco Systems, Inc.	33,620	1,002,549
CommScope Holding Co., Inc.(a)	19,230	691,895
Juniper Networks, Inc.(b)	16,797	462,589
QUALCOMM, Inc.	5,180	352,913
Radware Ltd.(a)(c)	11,745	157,501

		3,128,725

Electronic Equipment, Instruments & Components – 1.9%
Corning, Inc.	67,882	1,631,204
Flex Ltd.(a)(b)	41,617	592,626
Ingram Micro, Inc. – Class A	56,598	2,119,029
TE Connectivity Ltd.(b)	36,372	2,460,203

		6,803,062

Internet Software & Services – 2.6%
Facebook, Inc. – Class A(a)	10,552	1,249,568
LinkedIn Corp. – Class A(a)	20,931	4,086,568
Yahoo!, Inc.(a)(b)	101,872	4,178,790

		9,514,926

IT Services – 0.7%
CSRA, Inc.(b)	9,662	309,281
MasterCard, Inc. – Class A(b)	11,050	1,129,310
Western Union Co. (The) – Class W	58,710	1,234,671

		2,673,262

Semiconductors & Semiconductor Equipment – 2.1%
Analog Devices, Inc.	10,650	790,656
Broadcom Ltd.	18,663	3,181,855
Marvell Technology Group Ltd.(b)	85,020	1,219,187
Mellanox Technologies Ltd.(a)	1,667	69,097
Microsemi Corp.(a)	10,599	580,295
NVIDIA Corp.	6,105	562,881
NXP Semiconductors NV(a)	12,697	1,258,907

		7,662,878

Software – 3.0%
Activision Blizzard, Inc.	10,242	374,960
Microsoft Corp.(b)	62,609	3,772,819
Nuance Communications, Inc.(a)	7,142	115,772
Oracle Corp.(b)	62,268	2,502,551
PTC, Inc.(a)	15,989	778,824
Square Enix Holdings Co., Ltd.	6,327	160,239
Symantec Corp.(b)	79,430	1,937,297
Verint Systems, Inc.(a)(b)	15,197	570,647

22	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

VMware, Inc. – Class A(a)(b)	7,906	$641,493

		10,854,602

Technology – 0.0%
Dell Technologies, Inc. – Class V(a)	1,385	74,180

Technology Hardware, Storage & Peripherals – 1.2%
NCR Corp.(a)	18,283	708,466
NetApp, Inc.	28,601	1,045,653
Western Digital Corp.(b)	43,812	2,789,072

		4,543,191

		45,254,826

Consumer Discretionary – 9.4%
Auto Components – 1.3%
Adient PLC(a)	2,993	160,305
Goodyear Tire & Rubber Co. (The)	30,183	926,316
Johnson Controls International PLC(b)	69,743	3,137,041
Tenneco, Inc.(a)	6,622	390,367

		4,614,029

Automobiles – 0.2%
Harley-Davidson, Inc.	11,739	714,788
Peugeot SA(a)	8,103	119,238

		834,026

Diversified Consumer Services – 0.1%
LifeLock, Inc.(a)	17,758	422,818
Sotheby’s	3,054	119,289

		542,107

Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.	16,029	824,051
Domino’s Pizza, Inc.	5,560	934,302
Dunkin’ Brands Group, Inc.	8,257	448,273
McDonald’s Corp.(b)	6,375	760,346
MGM Resorts International(a)(b)	15,084	433,062
Sonic Corp.	20,283	529,386
Wynn Resorts Ltd.	1,602	163,388
Yum! Brands, Inc.	10,072	638,464

		4,731,272

Household Durables – 0.5%
CalAtlantic Group, Inc.	13,741	458,812
Harman International Industries, Inc.	3,296	360,483
Whirlpool Corp.	7,327	1,190,198

		2,009,493

Internet & Catalog Retail – 0.6%
Liberty Interactive Corp. QVC Group – Class A(a)	47,722	988,322
Wayfair, Inc. – Class A(a)(c)	28,906	1,053,624

		2,041,946

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.6%
Carmike Cinemas, Inc.(a)(c)	35,735	$1,207,843
CBS Corp. – Class B	1,204	73,107
Comcast Corp. – Class A	24,844	1,726,906
Discovery Communications, Inc. – Class A(a)(b)	13,828	374,601
DISH Network Corp. – Class A(a)(b)	14,214	816,594
Entertainment One Ltd.	62,567	171,833
JCDecaux SA	6,695	174,402
Liberty Global PLC LiLAC – Class A(a)	5,467	117,978
Naspers Ltd. – Class N	9,330	1,357,956
Time Warner, Inc.	18,499	1,698,578
Walt Disney Co. (The)(b)	10,359	1,026,784
WPP PLC	29,650	632,342

		9,378,924

Specialty Retail – 2.7%
AutoNation, Inc.(a)(b)	55,033	2,457,774
AutoZone, Inc.(a)(b)	2,952	2,311,947
CarMax, Inc.(a)(c)	5,128	296,347
CST Brands, Inc.	4,397	211,188
Foot Locker, Inc.	9,243	662,446
Home Depot, Inc. (The)(b)	26,793	3,467,014
MarineMax, Inc.(a)	25,758	484,251

		9,890,967

Textiles, Apparel & Luxury Goods – 0.1%
Moncler SpA	14,886	242,018

		34,284,782

Financials – 8.3%
Banks – 2.9%
Bank of America Corp.	137,297	2,899,713
Bank of the Ozarks, Inc.	13,601	659,920
CIT Group, Inc.	34,260	1,399,521
Citigroup, Inc.	27,840	1,569,898
JPMorgan Chase & Co.	12,223	979,918
Regions Financial Corp.	21,127	286,059
Signature Bank/New York NY(a)	4,803	720,018
SunTrust Banks, Inc.	10,737	557,787
Wells Fargo & Co.	21,071	1,115,077
Western Alliance Bancorp(a)(b)	6,594	308,072

		10,495,983

Capital Markets – 1.1%
Affiliated Managers Group, Inc.(a)	7,566	1,120,525
Ameriprise Financial, Inc.	11,224	1,281,893
Legg Mason, Inc.	10,470	333,993
LPL Financial Holdings, Inc.	11,890	489,749
OM Asset Management PLC	18,050	265,335
SEI Investments Co.(b)	13,554	639,478

		4,130,973

24	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 0.4%
Ally Financial, Inc.(b)	38,227	$742,369
American Express Co.	12,790	921,391

		1,663,760

Diversified Financial Services – 0.9%
Groupe Bruxelles Lambert SA	220	18,008
Groupe Bruxelles Lambert SA	7,920	648,862
Intercontinental Exchange, Inc.	5,100	282,540
Leucadia National Corp.	50,910	1,121,038
Moody’s Corp.	10,902	1,095,651

		3,166,099

Insurance – 3.0%
Aflac, Inc.	22,617	1,614,401
Alleghany Corp.(a)	438	248,762
Ambac Financial Group, Inc.(a)	3,285	80,483
American International Group, Inc.	30,345	1,921,749
Aon PLC	11,890	1,356,649
Assurant, Inc.	7,829	675,956
Delta Lloyd NV	89,531	514,488
Endurance Specialty Holdings Ltd.	10,971	1,011,526
Lincoln National Corp.	22,751	1,458,339
Prudential Financial, Inc.	4,262	428,757
Willis Towers Watson PLC	7,432	924,318
WR Berkley Corp.	9,661	596,953

		10,832,381

		30,289,196

Industrials – 6.8%
Aerospace & Defense – 1.7%
Airbus Group SE	7,197	458,883
Arconic, Inc.	43,460	837,909
B/E Aerospace, Inc.	12,081	725,343
Esterline Technologies Corp.(a)	6,980	613,891
Lockheed Martin Corp.(b)	2,380	631,295
Meggitt PLC	121,190	716,080
Raytheon Co.	3,745	560,027
United Technologies Corp.	14,330	1,543,628

		6,087,056

Air Freight & Logistics – 0.7%
FedEx Corp.	12,846	2,462,193

Airlines – 0.7%
Copa Holdings SA – Class A	1,849	164,321
Delta Air Lines, Inc.	21,324	1,027,390
Hawaiian Holdings, Inc.(a)	3,254	167,093
Southwest Airlines Co.	11,950	556,990
United Continental Holdings, Inc.(a)	7,864	542,223
Virgin America, Inc.(a)	1,300	73,450
Wizz Air Holdings PLC(a)(d)	5,802	121,497

		2,652,964

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
AO Smith Corp.	3,375	$164,126

Commercial Services & Supplies – 0.4%
G&K Services, Inc.	5,245	503,100
Gategroup Holding AG(a)	19,153	960,005

		1,463,105

Construction & Engineering – 0.2%
AECOM(a)	11,205	407,302
Fluor Corp.	5,588	299,014

		706,316

Electrical Equipment – 0.5%
Acuity Brands, Inc.	1,777	446,756
Eaton Corp. PLC	19,840	1,319,558

		1,766,314

Industrial Conglomerates – 0.2%
General Electric Co.	20,380	626,889
Jardine Strategic Holdings Ltd.	7,590	251,261

		878,150

Machinery – 0.3%
Caterpillar, Inc.	6,063	579,380
KUKA AG(a)	3,194	357,135
Trinity Industries, Inc.	6,309	175,327

		1,111,842

Professional Services – 0.1%
Robert Half International, Inc.	5,749	257,958

Road & Rail – 1.7%
Avis Budget Group, Inc.(a)	11,467	439,071
CSX Corp.(b)	51,526	1,845,146
Hertz Global Holdings, Inc.(a)	11,685	294,228
Kansas City Southern	14,333	1,271,480
Old Dominion Freight Line, Inc.(a)	7,181	626,901
Union Pacific Corp.(b)	16,030	1,624,321

		6,101,147

Trading Companies & Distributors – 0.3%
AerCap Holdings NV(a)(b)	23,222	995,063
Herc Holdings, Inc.(a)	4,613	183,320

		1,178,383

		24,829,554

Materials – 6.3%
Chemicals – 2.2%
Albemarle Corp.	3,637	319,256
Axalta Coating Systems Ltd.(a)	5,177	136,776
Celanese Corp. – Class A	16,950	1,344,474
Ingevity Corp.(a)	15,387	805,817

26	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sherwin-Williams Co. (The)(b)	16,308	$4,381,470
Trinseo SA	14,031	821,515
Valspar Corp. (The)	2,051	209,387
Valvoline, Inc.(a)(c)	8,737	183,390

		8,202,085

Construction Materials – 0.4%
Buzzi Unicem SpA	12,320	261,888
Martin Marietta Materials, Inc.	2,836	622,360
Summit Materials, Inc. – Class A(a)	9,855	234,253
Vulcan Materials Co.	4,160	522,704

		1,641,205

Containers & Packaging – 0.4%
Ball Corp.	2,396	179,844
Berry Plastics Group, Inc.(a)(b)	8,158	406,024
Owens-Illinois, Inc.(a)	43,476	798,654

		1,384,522

Metals & Mining – 2.7%
Alcoa Corp.	13,730	397,758
Boliden AB	22,566	583,011
First Quantum Minerals Ltd.	35,276	402,839
Freeport-McMoRan, Inc.	87,561	1,344,061
Newmont Mining Corp.	46,714	1,515,403
Steel Dynamics, Inc.	12,682	449,957
Teck Resources Ltd. – Class B	126,360	3,201,962
United States Steel Corp.	41,656	1,347,155
voestalpine AG	12,693	481,803

		9,723,949

Paper & Forest Products – 0.6%
Canfor Corp.(a)	112,670	1,232,131
West Fraser Timber Co., Ltd.	23,090	823,182

		2,055,313

		23,007,074

Consumer Staples – 4.5%
Beverages – 1.2%
Brown-Forman Corp. – Class B(b)	22,473	1,019,151
Constellation Brands, Inc. – Class A	11,268	1,703,046
Davide Campari-Milano SpA	85,181	819,522
Heineken NV	5,031	376,560
Molson Coors Brewing Co.	6,180	605,825

		4,524,104

Consumer Products – 0.3%
Alphabet, Inc. – Class A(a)	629	488,029
Alphabet, Inc. – Class C(a)	630	477,565

		965,594

Food & Staples Retailing – 1.2%
Casey’s General Stores, Inc.(b)	15,482	1,864,807

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Costco Wholesale Corp.(b)	11,669	$1,751,634
Kroger Co. (The)	16,187	522,840
Rite Aid Corp.(a)	50,747	403,946

		4,543,227

Food Products – 1.0%
Chocoladefabriken Lindt & Spruengli AG (REG)(b)	28	1,627,894
Hershey Co. (The)	7,514	726,153
Nestle SA (REG)	10,767	724,604
WhiteWave Foods Co. (The)(a)	8,508	468,706

		3,547,357

Tobacco – 0.8%
Reynolds American, Inc.	50,514	2,732,807

		16,313,089

Health Care – 4.2%
Biotechnology – 0.1%
Biogen, Inc.(a)	453	133,214
Incyte Corp.(a)	1,653	169,085

		302,299

Health Care Equipment & Supplies – 1.4%
Becton Dickinson and Co.	12,795	2,163,635
DENTSPLY SIRONA, Inc.	6,078	353,618
IDEXX Laboratories, Inc.(a)	8,280	974,142
St Jude Medical, Inc.	18,252	1,445,558
TearLab Corp.(a)(c)	25,275	13,649

		4,950,602

Health Care Providers & Services – 1.8%
Aetna, Inc.	16,987	2,222,579
Anthem, Inc.(b)	11,812	1,683,564
Brookdale Senior Living, Inc.(a)	1,727	20,085
Envision Healthcare Holdings, Inc.(a)	19,481	442,608
Humana, Inc.	4,325	919,668
UnitedHealth Group, Inc.(b)	7,364	1,165,869
Universal Health Services, Inc. – Class B	2,002	246,286

		6,700,659

Life Sciences Tools & Services – 0.6%
Mettler-Toledo International, Inc.(a)	799	329,204
Thermo Fisher Scientific, Inc.(b)	12,715	1,781,499

		2,110,703

Pharmaceuticals – 0.3%
Allergan PLC(a)(b)	5,904	1,147,147
Mylan NV(a)	350	12,813
Perrigo Co. PLC	40	3,454

		1,163,414

		15,227,677

28	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Energy – 3.0%
Energy Equipment & Services – 1.0%
FMC Technologies, Inc.(a)		75,118	$2,573,543
Halliburton Co.		8,448	448,505
National Oilwell Varco, Inc.		16,923	632,243

			3,654,291

Oil, Gas & Consumable Fuels – 2.0%
Canadian Natural Resources Ltd.		8,911	300,924
Concho Resources, Inc.(a)(b)		7,514	1,074,652
EOG Resources, Inc.		12,615	1,293,290
Hess Corp.		6,605	369,616
InterOil Corp.(a)		17,652	857,887
Occidental Petroleum Corp.		1,770	126,307
Parsley Energy, Inc. – Class A(a)(b)		25,372	967,942
Spectra Energy Corp.		16,050	657,248
Suncor Energy, Inc. (New York)(b)		33,811	1,077,218
Surgutneftegas OJSC (Preference Shares)		112,230	55,247
Western Refining, Inc.		19,430	696,954

			7,477,285

			11,131,576

Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.4%
Cellnex Telecom SA(d)		25,422	355,742
Level 3 Communications, Inc.(a)		19,044	1,048,753
Sunrise Communications Group AG(d)		4,817	299,645

			1,704,140

Real Estate – 0.2%
Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)		12,806	371,886
Grand City Properties SA		14,428	240,889

			612,775

Utilities – 0.1%
Electric Utilities – 0.1%
Vistra Energy Corp.(a)		26,572	370,679

Total Common Stocks (cost $186,902,545)			203,025,368

		Principal Amount (000)
CORPORATE BONDS – 8.0%
Corporate – High Yield – 7.7%
Aerospace & Defense – 0.3%
Bombardier, Inc.
5.75%, 3/15/22(d)	U.S.$	100	87,500
7.50%, 3/15/25(d)		100	88,890
7.75%, 3/15/20(d)		101	101,884

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	29

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DynCorp International, Inc. 11.875% (10.375% Cash and 1.50% PIK), 11/30/20(e)	U.S.$	853	$785,012
StandardAero Aviation Holdings, Inc. 10.00%, 7/15/23(d)		20	21,125

			1,084,411

Automobiles – 0.1%
Navistar International Corp. 8.25%, 11/01/21		300	299,250

Banks – 0.1%
Ally Financial, Inc. 5.125%, 9/30/24		145	145,000
5.75%, 11/20/25		160	158,400
Citigroup, Inc. Series T 6.25%, 8/15/26(f)		50	51,375

			354,775

Building Materials – 0.1%
Builders FirstSource, Inc. 5.625%, 9/01/24(d)		150	150,750
FBM Finance, Inc. 8.25%, 8/15/21(d)		75	77,625
HD Supply, Inc. 5.75%, 4/15/24(d)		100	102,250

			330,625

Chemicals – 0.3%
Aruba Investments, Inc. 8.75%, 2/15/23(d)		125	127,187
Blue Cube Spinco, Inc. 9.75%, 10/15/23		295	346,625
10.00%, 10/15/25		15	17,850
Cornerstone Chemical Co. 9.375%, 3/15/18(d)		375	376,875
Hexion, Inc. 10.00%, 4/15/20		150	146,250
TPC Group, Inc. 8.75%, 12/15/20(d)		215	174,150

			1,188,937

Consumer Cyclical Services – 0.3%
APX Group, Inc. 8.75%, 12/01/20		385	377,300
Monitronics International, Inc. 9.125%, 4/01/20		360	336,600
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(d)		490	526,750

			1,240,650

30	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Diversified Manufacturing – 0.0%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc. 8.625%, 6/01/21(d)	U.S.$	50	$38,500

Electric – 0.0%
GenOn Americas Generation LLC 8.50%, 10/01/21		60	49,800

Finance Companies – 0.1%
Navient Corp. 6.625%, 7/26/21		255	266,156
7.25%, 9/25/23		90	91,125

			357,281

Financial Other – 0.1%
Credit Acceptance Corp. 6.125%, 2/15/21		145	146,087
7.375%, 3/15/23		140	143,150
Walter Investment Management Corp. 7.875%, 12/15/21		100	76,250

			365,487

Food & Beverage – 0.2%
Post Holdings, Inc. 5.00%, 8/15/26(d)		205	193,981
7.75%, 3/15/24(d)		50	55,125
WhiteWave Foods Co. (The) 5.375%, 10/01/22		313	345,083

			594,189

Food & Staples Retailing – 0.0%
Rite Aid Corp. 6.875%, 12/15/28(d)		60	71,400

Health Care – 0.4%
Aurora Diagnostics Holdings LLC/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		145	121,075
Greatbatch Ltd. 9.125%, 11/01/23, TBA(d)		80	78,200
HCA, Inc. 5.875%, 5/01/23		385	395,588
Kindred Healthcare, Inc. 6.375%, 4/15/22		140	119,350
8.00%, 1/15/20		80	76,200
8.75%, 1/15/23		100	89,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(d)		350	292,250
Select Medical Corp. 6.375%, 6/01/21		225	215,858

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	31

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 6.75%, 6/15/23	U.S.$	265	$226,575

			1,614,096

Health Care Providers & Services – 0.1%
AMN Healthcare, Inc. 5.125%, 10/01/24(d)		145	143,550
New Amethyst Corp. 6.25%, 12/01/24(d)(g)		145	150,075

			293,625

Home Construction – 0.1%
Century Communities, Inc. 6.875%, 5/15/22		170	172,125

Hotels Restaurants & Leisure – 1.0%
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(a)(h)		1,350	1,390,500
10.00%, 12/15/18(a)(h)		980	651,700
Chester Downs & Marina LLC/Chester Downs Finance Corp. 9.25%, 2/01/20(d)		270	259,875
Hilton Domestic Operating Co., Inc. 4.25%, 9/01/24(d)		145	142,100
Inn of the Mountain Gods Resort & Casino 9.25%, 11/30/20(d)		210	189,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.25%, 6/01/26(d)		160	161,600
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24(d)		95	99,513
MGM Resorts International 7.75%, 3/15/22		60	68,550
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(d)		225	224,437
Scientific Games International, Inc. 10.00%, 12/01/22		315	295,312
Viking Cruises Ltd. 8.50%, 10/15/22(d)		100	102,000

			3,584,587

Independent – 0.5%
California Resources Corp. 5.00%, 1/15/20		5	3,375
5.50%, 9/15/21		18	11,610
6.00%, 11/15/24(c)		4	2,460
8.00%, 12/15/22(d)		166	132,800
CONSOL Energy, Inc. 5.875%, 4/15/22		520	499,200
8.00%, 4/01/23		200	204,000

32	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jupiter Resources, Inc. 8.50%, 10/01/22(d)	U.S.$	250	$206,250
Kosmos Energy Ltd. 7.875%, 8/01/21(d)		55	52,937
MEG Energy Corp. 7.00%, 3/31/24(d)		250	218,125
Memorial Production Partners LP/Memorial Production Finance Corp. 6.875%, 8/01/22		70	24,413
7.625%, 5/01/21		90	31,612
Rice Energy, Inc. 6.25%, 5/01/22		100	102,250
7.25%, 5/01/23		65	68,250
SandRidge Energy, Inc. 8.75%, 6/01/20(a)(i)		700	– 0	–
Southwestern Energy Co. 6.70%, 1/23/25		180	178,200
Tullow Oil PLC 6.00%, 11/01/20(d)		10	9,113
6.25%, 4/15/22(d)		15	13,350
WPX Energy, Inc. 8.25%, 8/01/23		25	27,563

			1,785,508

Industrial Other – 0.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(d)		280	252,700
Harland Clarke Holdings Corp. 9.25%, 3/01/21(d)		255	216,431
9.75%, 8/01/18(d)		65	66,463

			535,594

Insurance – 0.5%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(d)		1,386	1,639,135
Centene Corp. 4.75%, 1/15/25		175	167,563

			1,806,698

Life Sciences Tools & Services – 0.0%
Ironwood Pharmaceuticals, Inc. 11.00%, 6/15/24(d)		33	32,731

Media – 0.8%
Altice Financing SA 7.50%, 5/15/26(d)		125	126,719
Altice Finco SA 8.125%, 1/15/24(d)		150	154,125
AMC Networks, Inc. 4.75%, 12/15/22		180	180,225

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	33

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cenveo Corp. 6.00%, 8/01/19(d)	U.S.$	310	$275,125
8.50%, 9/15/22(d)		160	111,200
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		40	39,200
CSC Holdings LLC 10.125%, 1/15/23(d)		155	178,250
10.875%, 10/15/25(d)		260	302,250
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		60	23,400
DISH DBS Corp. 5.00%, 3/15/23		155	153,063
5.875%, 11/15/24		165	167,269
iHeartCommunications, Inc. 9.00%, 12/15/19		90	70,875
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(e)		136	54,199
Intelsat Jackson Holdings SA 7.25%, 10/15/20		335	244,131
McClatchy Co. (The) 9.00%, 12/15/22		250	260,625
Radio One, Inc. 7.375%, 4/15/22(d)		235	234,412
9.25%, 2/15/20(d)		220	196,900
Ziggo Secured Finance BV 5.50%, 1/15/27(d)		170	163,200

			2,935,168

Metals & Mining – 0.4%
Allegheny Technologies, Inc. 7.875%, 8/15/23		130	120,575
9.375%, 6/01/19		85	89,463
First Quantum Minerals Ltd. 6.75%, 2/15/20(d)		170	168,087
7.00%, 2/15/21(d)		100	98,500
Freeport-McMoRan, Inc. 5.45%, 3/15/43		345	294,975
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(d)		305	301,950
8.25%, 1/15/21(d)		290	279,850

			1,353,400

Midstream – 0.1%
Energy Transfer Equity LP 5.875%, 1/15/24		215	220,375
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, 7/15/22		110	105,600

			325,975

34	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Oil Field Services – 0.2%
Globe Luxembourg SCA 9.625%, 5/01/18(d)	U.S.$	155	$147,928
Parker Drilling Co. 6.75%, 7/15/22		395	300,200
Transocean, Inc. 5.55%, 10/15/22		110	97,075
Weatherford International Ltd. 5.95%, 4/15/42		110	81,422
6.75%, 9/15/40		90	69,514
7.75%, 6/15/21		25	24,438

			720,577

Paper – 0.1%
Xerium Technologies, Inc. 9.50%, 8/15/21(d)		290	283,475

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Inc. 7.50%, 7/15/21(d)		630	532,350

Retailers – 0.3%
Boardriders SA (REG) 9.50%, 12/15/20(d)	EUR	360	309,052
Bon-Ton Department Stores, Inc. (The) 8.00%, 6/15/21	U.S.$	400	198,000
Claire’s Stores, Inc. 8.875%, 3/15/19(a)(h)		20	3,000
Guitar Center, Inc. 6.50%, 4/15/19(d)		215	189,738
9.625%, 4/15/20(d)		320	233,600
Rite Aid Corp. 7.70%, 2/15/27		110	135,850
TRU Taj LLC/TRU Taj Finance, Inc. 12.00%, 8/15/21(d)		182	183,365

			1,252,605

Supermarkets – 0.3%
New Albertsons, Inc. 6.625%, 6/01/28		40	35,900
7.15%, 7/23/27(j)		30	25,181
7.45%, 8/01/29		225	213,188
8.00%, 5/01/31		470	455,900
SUPERVALU, Inc. 6.75%, 6/01/21		280	277,200

			1,007,369

Technology – 0.7%
Aegis Merger Sub, Inc. 10.25%, 2/15/23(k)		175	191,187
BMC Software Finance, Inc. 8.125%, 7/15/21(d)		145	130,500

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	35

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(d)(e)	U.S.$	185	$168,812
Cengage Learning, Inc. 9.50%, 6/15/24(d)		190	165,775
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(d)		10	10,431
6.02%, 6/15/26(d)		20	21,040
7.125%, 6/15/24(d)		65	71,010
8.10%, 7/15/36(d)		310	353,097
8.35%, 7/15/46(d)		195	228,655
First Data Corp. 5.00%, 1/15/24(d)		130	131,138
Global A&T Electronics Ltd. 10.00%, 2/01/19(d)		200	156,000
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 8.625%, 11/15/24(d)		150	150,000
Micron Technology, Inc. 5.25%, 8/01/23(d)		100	98,750
5.875%, 2/15/22		165	170,775
7.50%, 9/15/23(d)		95	104,975
Plantronics, Inc. 5.50%, 5/31/23(d)		140	140,350
Western Digital Corp. 10.50%, 4/01/24(d)		70	81,025

			2,373,520

Textiles Apparel & Luxury Goods – 0.0%
HT Intermediate Holdings Corp. 12.00% (12.00% Cash or 12.75% PIK), 5/15/19(d)(e)		130	132,600

Transportation - Services – 0.0%
Deck Chassis Acquisition, Inc. 10.00%, 6/15/23(d)		25	25,813

Wireless Telecommunication Services – 0.3%
Digicel Ltd. 6.00%, 4/15/21(d)		40	34,745
6.75%, 3/01/23(d)		170	146,200
SFR Group SA 7.375%, 5/01/26(d)		125	124,688
Sprint Corp. 7.625%, 2/15/25		340	345,525
7.875%, 9/15/23		255	263,287

36	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(d)	U.S.$	200	$200,500
T-Mobile USA, Inc. 6.00%, 4/15/24		55	57,750
6.375%, 3/01/25		75	80,156

			1,252,851

Wirelines – 0.1%
CenturyLink, Inc. 5.625%, 4/01/25		88	82,225
Communications Sales & Leasing, Inc./CSL Capital LLC 8.25%, 10/15/23		140	147,000

			229,225

			28,225,197

Corporate – Investment Grade – 0.3%
Banks – 0.1%
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(f)		455	440,213

Hotels Restaurants & Leisure – 0.0%
Yum! Brands, Inc. 6.875%, 11/15/37		75	73,500

Media – 0.1%
Time Warner Cable LLC 6.75%, 6/15/39		110	124,277

Metals & Mining – 0.0%
Glencore Funding LLC 2.875%, 4/16/20(d)		100	98,950

Midstream – 0.1%
Energy Transfer Partners LP 4.90%, 3/15/35		15	13,657
5.15%, 2/01/43		5	4,479
6.125%, 12/15/45		15	15,132
6.50%, 2/01/42		5	5,195
6.625%, 10/15/36		15	15,739
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		30	31,650
6.25%, 3/15/22		215	231,662
Williams Partners LP 5.80%, 11/15/43		10	9,615
6.30%, 4/15/40		5	5,063
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		10	10,080

			342,272

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	37

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Real Estate Investment Trusts (REITS) – 0.0%
Care Capital Properties LP 5.125%, 8/15/26(d)	U.S.$	50	$48,098

			1,127,310

Total Corporate Bonds (cost $27,832,732)			29,352,507

OTHER ASSET BACKED SECURITIES – 3.3%
Securitized – 3.3%
Financial Other – 0.0%
EFIH Intercompany Claim(a)(j)		20	2,634

Hotels Restaurants & Leisure – 0.1%
Cosmopolitan Hotel Trust 2016-COSMO(d)(l)		175	175,990

Real Estate Investment Trusts (REITS) – 0.6%
Carrington Mortgage Loan Trust(l)		3,250	2,339,673

Residential Mortgage – 2.2%
Citi Held For Asset Issuance 7.67%, 4/15/25(d)		1,085	1,148,878
Series 2016-PM1, Class A 4.65%, 4/15/25(d)		975	989,638
Credit-Based Asset Servicing & Securitization LLC(l)		8,000	2,352,475
Soundview Home Loan Trust 2007-OPT4(l)		4,172	3,332,337

			7,823,328

Thrifts & Mortgage Finance – 0.4%
BNC Mortgage Loan Trust 2007-4(l)		3,500	1,525,206
Sunset Mortgage Loan Co. LLC Class A, Series 2015-NPL1(d)		61	60,962

			1,586,168

Total Other Asset Backed Securities (cost $11,357,388)			11,927,793

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Securitized – 2.4%
Banks – 1.0%
Bear Stearns ALT-A Trust 2006-3(l)		2,729	1,655,032
JP Morgan Chase Commercial Mortgage Securities Trust 2014-INN MZ(d)(l)		70	69,913
JP Morgan Resecuritization Trust Series 2015-4(d)(l)		6,020	1,798,608

			3,523,553

38	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Markets – 0.5%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2(l)	U.S.$	3,363	$1,875,865

Mortgage Real Estate Investment Trusts – 0.9%
American Home Mortgage Investment Trust(l)		8,416	3,437,265

Thrifts & Mortgage Finance – 0.0%
Sunset Mortgage Loan Co. LLC Class A, Series 2014-NPL1(d)		40	39,807

Total Collateralized Mortgage Obligations (cost $9,036,021)			8,876,490

BANK LOANS – 1.5%
Consumer Discretionary – 0.8%
Automobiles – 0.0%
Gates Global LLC 4.25% (LIBOR 3 Month + 3.25%), 7/06/21(m)(n)		155	154,102

Consumer Cyclical Services – 0.1%
Fort Dearborn Co. 5.00% (LIBOR 3 Month + 4.00%), 10/19/23(m)		114	114,304
Monitronics International, Inc. 6.50% (LIBOR 3 Month + 5.50%), 9/30/22(m)		224	222,545

			336,849

Consumer Discretionary Other – 0.0%
The Brickman Group, Ltd. 4.00% (LIBOR 3 Month + 3.00%), 12/18/20(m)		15	14,978

Distributors – 0.0%
Hoffmaster Group, Inc. 5.50% (LIBOR 3 Month + 4.50%), 10/25/23(m)(n)		152	152,415

Hotels, Restaurants & Leisure – 0.3%
Affinity Gaming, LLC 9/14/24(n)		89	87,513
Cowlitz Tribal Gaming Authority 11.50% (LIBOR 3 Month + 10.50%), 12/04/21(m)		145	154,669
ION Media Networks, Inc. 12/18/20(n)		187	186,910

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	39

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mashantucket (Western) Pequot Tribe, CT 5.00% (LIBOR 3 Month + 4.00%), 7/01/18(m)	U.S.$	213	$188,287
9.375% (LIBOR 1 Month + 8.13%), 6/30/20(m)		121	106,173
Mohegan Tribal Gaming Authority 9/28/23(n)		124	123,340
Mount Airy Lodge LLC 13.5%, 4/19/18(j)		45	44,819
Red Lobster Management LLC 6.25% (LIBOR 3 Month + 5.25%), 7/28/21(m)		75	75,616

			967,327

Internet & Direct Marketing Retail – 0.0%
Spencer Gifts LLC 5.25% (LIBOR 3 Month + 4.25%), 6/29/22(m)		70	60,970

Media – 0.2%
AP NMT Acquisition BV 6.75% (LIBOR 3 Month + 5.75%), 8/13/21(m)		25	23,281
Cumulus Media Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 12/23/20(m)		444	267,153
iHeartCommunications, Inc. 7.356% (LIBOR 1 Month + 6.75%), 1/30/19(m)		371	287,146
Tribune Publishing Company 5.75% (LIBOR 3 Month + 4.75%), 7/07/21(m)		105	103,048

			680,628

Retailers – 0.0%
Container Store, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/06/19(m)		73	66,077
Nine West Holdings, Inc. 6.25% (LIBOR 3 Month + 5.25%), 1/08/20(m)		380	85,500

			151,577

Specialty Retail – 0.1%
84 Lumber Co. 6.75% (LIBOR 3 Month + 5.75%), 10/04/23(m)		151	149,195
Claire’s Stores, Inc. 9.00%, 9/20/21(e)(o)		46	31,620

40	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gymboree Corp. (The) 5.00% (LIBOR 3 Month + 3.50%), 2/23/18(m)	U.S.$	347	$208,518

			389,333

Textiles, Apparel & Luxury Goods – 0.1%
Calceus Acquisition, Inc. 5.00% (LIBOR 3 Month + 4.00%), 2/01/20(m)		164	144,108
Indra Holdings Corp. 5.25% (LIBOR 3 Month + 4.25%), 5/01/21(m)		35	28,054

			172,162

			3,080,341

Information Technology – 0.2%
Internet Software & Services – 0.1%
MModal, Inc. 9.00% (LIBOR 6 Month + 7.75%), 1/31/20(m)		244	227,789

Software – 0.0%
Aricent Technologies (Holdings) Ltd. 5.50% (LIBOR 3 Month + 4.50%), 4/14/21(m)(n)		46	42,835

Technology – 0.1%
BMC Software Finance, Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(m)(n)		313	306,015
Syniverse Holdings, Inc. 4.00% (LIBOR 3 Month + 3.00%), 4/23/19(m)(n)		237	212,987

			519,002

			789,626

Financials – 0.2%
Diversified Financial Services – 0.2%
Onex Carestream Finance LP 5.00% (LIBOR 3 Month + 4.00%), 6/07/19(m)(n)		454	403,146
9.50% (LIBOR 3 Month + 8.50%), 12/07/19(m)		165	132,399

			535,545

Materials – 0.2%
Chemicals – 0.0%
Albaugh, LLC 6.00% (LIBOR 3 Month + 5.00%), 5/28/21(m)		97	97,595

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	41

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Construction Materials – 0.1%
Quikrete Holdings, Inc. 11/02/23(n)	U.S.$	149	$149,403

Containers & Packaging – 0.1%
Endo Luxembourg Finance Company I S.Ã r.l. 3.75% (LIBOR 3 Month + 3.00%), 9/26/22(m)		142	141,685
Expera Specialty Solutions, LLC 5.75% (LIBOR 3 Month + 4.75%), 10/27/23(m)		145	145,122

			286,807

			533,805

Health Care – 0.1%
Health Care – 0.1%
CHS/Community Health Systems, Inc. 4.00% (LIBOR 3 Month + 3.00%), 1/27/21(m)		136	128,085
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(m)		41	40,461

			168,546

Health Care Equipment & Supplies – 0.0%
Lantheus Medical Imaging, Inc. 7.00% (LIBOR 3 Month + 6.00%), 6/30/22(m)		103	101,809

Health Care Technology – 0.0%
BioClinica, Inc. 5.25% (LIBOR 3 Month + 4.25%), 10/20/23(m)		66	65,935

			336,290

Real Estate – 0.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Quality Care Properties, Inc. 6.25% (LIBOR 3 Month + 5.25%), 10/31/22(m)		134	134,221

Total Bank Loans (cost $5,558,711)			5,409,828

GOVERNMENT ISSUES – 1.4%
Government – 1.4%
U.S. Treasury Notes 0.625%, 5/31/17(b)		2,000	1,999,610
0.875%, 1/31/17-5/15/17(b)		3,000	3,002,961

Total Government Issues (cost $5,004,221)			5,002,571

42	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

DEPOSITORY RECEIPTS – 1.1%
Consumer Staples – 0.4%
Beverages – 0.3%
Anheuser-Busch InBev SA/NV (Sponsored ADR)	11,237	$1,160,445

Food & Staples Retailing – 0.0%
Lenta Ltd. (GDR)(a)(d)	23,270	180,342

Personal Products – 0.1%
Unilever NV	5,010	199,768

		1,540,555

Materials – 0.4%
Chemicals – 0.3%
Syngenta AG (ADR)	14,585	1,114,586

Metals & Mining – 0.1%
MMC Norilsk Nickel PJSC (ADR)	12,500	209,000

		1,323,586

Information Technology – 0.1%
Internet Software & Services – 0.1%
Baidu, Inc. (Sponsored ADR)(a)	3,370	562,621

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Gazprom PJSC (Sponsored ADR)	36,220	168,061
LUKOIL PJSC (Sponsored ADR)	4,150	204,221
Rosneft PJSC (GDR)	16,300	85,738

		458,020

Telecommunication Services – 0.1%
Wireless Telecommunication Services – 0.1%
VimpelCom Ltd. (Sponsored ADR)	56,302	189,175

Industrials – 0.0%
Airlines – 0.0%
Latam Airlines Group SA (Sponsored ADR)(a)(c)	12,941	112,328

Total Depository Receipts (cost $4,436,463)		4,186,285

WARRANTS – 0.9%
Financials – 0.9%
Banks – 0.6%
HSBC Bank PLC, expiring 1/22/18(a)	522,018	1,978,448

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	43

Consolidated Portfolio of Investments

Company	Shares		U.S. $ Value

Capital Markets – 0.3%
Saudi Basic Industries Corp., expiring 3/02/17(a)		49,147	$1,239,488

Total Warrants (cost $2,914,252)			3,217,936

	Principal Amount (000)
MUNICIPALS – 0.6%
Municipal – 0.6%
Local Authorities – 0.6%
Commonwealth of Puerto Rico 5.00%, 7/01/33-7/01/35(a)(h)(j)	U.S.$	205	133,313
5.125%, 7/01/31-7/01/37(a)(h)(j)		120	78,063
5.25%, 7/01/34(a)(h)(j)		5	3,275
5.75%, 7/01/41(a)(h)(j)		10	6,525
5.75%, 7/01/28(a)(h)		75	49,687
8.00%, 7/01/35(a)(h)		390	273,000
Series 2012A 5.00%, 7/01/41(a)(h)(j)		20	12,850
5.50%, 7/01/39(a)(h)		40	26,300
Puerto Rico Public Buildings Authority 5.65%, 7/01/28(a)(h)(j)		515	329,600
5.70%, 7/01/28(a)(h)(j)		550	352,000
Puerto Rico Sales Tax Financing Corp. 6.00%, 8/01/38(j)		25	17,187
6.05%, 8/01/36-8/01/39(j)		760	522,499
6.13%, 8/01/38(j)		5	3,438
Texas Public Finance Authority		330	346,794

Total Municipals (cost $2,176,044)			2,154,531

CONVERTIBLE BONDS – 0.2%
Convertible – 0.2%
Automobiles – 0.1%
Navistar International Corp. 4.50%, 10/15/18(p)		45	43,762
4.75%, 4/15/19(p)		66	63,319

			107,081

Capital Markets – 0.0%
Walter Investment Management Corp.(p)		66	44,921

Media – 0.1%
Liberty Interactive LLC 3.75%, 2/15/30(p)		360	215,399
4.00%, 11/15/29(p)		385	229,075

			444,474

44	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.0%
SunEdison, Inc. 0.25%, 1/15/20(a)(d)(h)(p)	U.S.$	90	$2,835
2.00%, 10/01/18(a)(h)(p)		85	2,678
2.375%, 4/15/22(a)(h)(p)		325	10,237
2.625%, 6/01/23(a)(d)(h)(p)		275	8,663
3.375%, 6/01/25(a)(d)(h)(p)		360	11,340

			35,753

Technology – 0.0%
Advanced Micro Devices, Inc.(p)		80	103,850

Total Convertible Bonds (cost $1,491,255)			736,079

		Shares
PREFERRED STOCKS – 0.2%
Health Care – 0.2%
Pharmaceuticals – 0.2%
Allergan PLC 5.50%(p) (cost $879,813)		878	629,526

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF Expiration: Mar 2017, Exercise Price: $ 113.00(a)(q)		11,780	13,699
iShares iBoxx $ Investment Grade Corporate Bond ETF Expiration: Mar 2017, Exercise Price: $ 121.00(a)(q)		11,780	68,277
iShares Russell 2000 ETF Expiration: Dec 2016, Exercise Price: $ 129.00(a)(r)		613	64,978

			146,954

Options on Equities – 0.0%
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 20.00(a)(r)		44	328
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 22.50(a)(r)		39	1,080
BofI Holding, Inc. Expiration: Dec 2016, Exercise Price: $ 25.00(a)(r)		22	2,202

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	45

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

Fortescue Metals Group Ltd. Expiration: Dec 2016, Exercise Price: AUD 6.00(a)(r)	253	$6,365
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 13.00(a)(r)	99	539
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 14.00(a)(r)	44	749
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 15.00(a)(r)	72	3,209
Freeport-McMoRan, Inc. Expiration: Dec 2016, Exercise Price: $ 16.00(a)(r)	61	5,811
Glencore PLC Expiration: Dec 2016, Exercise Price: GBP 3.00(a)(q)	30,844	9,158
Grand Canyon Education Expiration: Dec 2016, Exercise Price: $ 50.00(a)(r)	39	477
Oasis Petroleum, Inc. Expiration: Jan 2017, Exercise Price: $ 15.00(a)(r)	32	4,982
PowerShares QQQ Trust Expiration: Dec 2016, Exercise Price: $ 115.00(a)(r)	343	21,437
Signet Jewelers Ltd. Expiration: Dec 2016, Exercise Price: $ 95.00(a)(r)	13	5,842
Signet Jewelers Ltd. Expiration: Dec 2016, Exercise Price: $ 100.00(a)(r)	5	4,283

		66,462

Options on Forward Contracts – 0.0%
NZD/USD Expiration: Dec 2016, Exercise Price: NZD 0.65(a)(q)	444,000	6
USD/CLP Expiration: Dec 2016, Exercise Price: CLP 722.00(a)(q)	830,200	57,204

		57,210

Options on Indices – 0.0%
Korea SE KOSPI 200 Index Expiration: Dec 2016, Exercise Price: KRW 210.00(a)(q)	6,560,000	– 0	–+
Korea SE KOSPI 200 Index Expiration: Dec 2016, Exercise Price: KRW 210.00(a)(q)	1,620,000	– 0	–+

46	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Contracts	U.S. $ Value

S&P 500 Index Expiration: Dec 2016, Exercise Price: $ 2,080.00(a)(r)		4	$1,030
Sao Paulo Se Bovespa Index Expiration: Feb 2017, Exercise Price: BRL 47,500.00(a)(q)		14	313

			1,343

		Notional Amount (000)
Swaptions – 0.0%
IRS RTP, Deutsche Bank AG Expiration: Jan 2017, Exercise Rate: 0.015%(a)	JPY	360,000	7

Total Options Purchased – Puts (premiums paid $351,194)			271,976

		Shares
MUTUAL FUNDS – 0.1%
Index – 0.1%
Index – 0.1%
SPDR S&P Bank ETF(c) (cost $213,774)		5,796	238,505

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
NZD/USD Expiration: Dec 2016, Exercise Price: NZD 0.65(a)(q)		3,345,000	60
USD/CLP Expiration: Dec 2016, Exercise Price: CLP 722.00(a)(q)		830,200	85
USD/KRW Expiration: Feb 2017, Exercise Price: KRW 1,180.00(a)(q)		1,981,000	15,789
USD/TRY Expiration: Dec 2016, Exercise Price: TRY 3.10(a)(q)		846,000	83,516

Total Options Purchased – Calls (premiums paid $77,922)			99,450

		Shares
RIGHTS – 0.0%
Utilities – 0.0%
Electric Utilities – 0.0%
TCEH Corp. TRA(a) (cost $34,299)		26,572	46,501

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 20.5%
Investment Companies – 20.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.29%	3,059,772	$3,059,772
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(s)(t)	71,980,049	71,980,049

Total Short-Term Investments (cost $75,039,821)		75,039,821

Total Investments Before Security Lending Collateral for Securities Loaned – 95.9% (cost $333,306,455)		350,215,167

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(s)(t) (cost $2,617,787)	2,617,787	2,617,787

Total Investments Before Securities Sold Short – 96.6% (cost $335,924,242)		352,832,954

SECURITIES SOLD SHORT – (22.3)%
MUTUAL FUNDS – (11.4)%
Index – (11.4)%
Index – (11.4)%
Consumer Discretionary Select Sector SPDR Fund	(22,511)	(1,842,525)
Consumer Staples Select Sector SPDR Fund	(17,724)	(896,480)
Energy Select Sector SPDR Fund	(9,795)	(729,042)
Financial Select Sector SPDR Fund	(71,620)	(1,612,166)
Health Care Select Sector SPDR Fund	(15,391)	(1,058,132)
Industrial Select Sector SPDR Fund	(50,585)	(3,157,009)
iShares 20+ Year Treasury Bond ETF	(1,416)	(170,260)
iShares iBoxx $ High Yield Corporate Bond ETF	(10,063)	(861,896)
iShares MSCI China ETF	(31,423)	(1,464,940)
iShares MSCI Emerging Markets ETF	(49,041)	(1,740,956)
iShares MSCI Japan ETF	(9,332)	(465,574)
iShares STOXX Europe 600 UCITS ETF (DE)	(14,347)	(520,809)
Materials Select Sector SPDR Fund	(6,118)	(305,533)
SPDR S&P 500 ETF Trust	(107,553)	(23,702,530)
Technology Select Sector SPDR Fund	(56,664)	(2,691,540)
Utilities Select Sector SPDR Fund	(11,547)	(539,822)

Total Mutual Funds (proceeds $40,041,259)		(41,759,214)

48	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – (9.3)%
Consumer Discretionary – (2.6)%
Auto Components – (0.2)%
BorgWarner, Inc.	(5,501)	$(195,836)
Continental AG	(660)	(116,970)
Continental AG (London)	(39)	(6,917)
Delphi Automotive PLC	(3,974)	(254,336)

		(574,059)

Automobiles – (0.4)%
Fiat Chrysler Automobiles NV	(41,115)	(315,029)
Tesla Motors, Inc.(a)	(4,834)	(915,639)
Volkswagen AG (Preference Shares)	(1,780)	(229,432)

		(1,460,100)

Diversified Consumer Services – (0.2)%
Grand Canyon Education, Inc.(a)	(2,916)	(166,504)
ServiceMaster Global Holdings, Inc.(a)	(12,687)	(484,897)
Sotheby’s	(5,825)	(227,524)

		(878,925)

Hotels, Restaurants & Leisure – (0.7)%
Brinker International, Inc.	(6,735)	(357,696)
Buffalo Wild Wings, Inc.(a)	(1,174)	(197,936)
Carnival Corp.	(3,908)	(200,910)
Hilton Worldwide Holdings, Inc.	(22,486)	(563,724)
Jack in the Box, Inc.	(2,421)	(251,833)
Restaurant Brands International, Inc.	(8,286)	(393,834)
Sonic Corp.	(8,684)	(226,652)
Wyndham Worldwide Corp.	(2,160)	(155,498)
Wynn Resorts Ltd.	(1,257)	(128,202)

		(2,476,285)

Household Durables – (0.1)%
Newell Brands, Inc.	(8,100)	(380,781)
Tempur Sealy International, Inc.(a)	(2,121)	(134,259)

		(515,040)

Internet & Catalog Retail – (0.2)%
Netflix, Inc.(a)	(3,112)	(364,104)
TripAdvisor, Inc.(a)	(1,059)	(51,129)
Zalando SE(a)(d)	(3,070)	(114,347)

		(529,580)

Leisure Products – 0.0%
Polaris Industries, Inc.	(902)	(78,348)

Media – (0.2)%
AMC Entertainment Holdings, Inc. – Class A	(11,599)	(393,786)
World Wrestling Entertainment, Inc. – Class A	(14,488)	(272,085)

		(665,871)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – (0.2)%
AutoNation, Inc.(a)	(2,770)	$(123,708)
CarMax, Inc.(a)	(5,638)	(325,820)
Signet Jewelers Ltd.	(4,125)	(376,571)

		(826,099)

Textiles, Apparel & Luxury Goods – (0.4)%
Cie Financiere Richemont SA (REG)	(3,432)	(224,035)
Fossil Group, Inc.(a)	(7,626)	(254,861)
Hanesbrands, Inc.	(4,422)	(102,723)
lululemon athletica, Inc.(a)	(6,686)	(381,035)
Michael Kors Holdings Ltd.(a)	(2,426)	(112,785)
Swatch Group AG (The) – Series BR	(1,227)	(360,801)

		(1,436,240)

		(9,440,547)

Industrials – (1.7)%
Aerospace & Defense – (0.1)%
Boeing Co. (The)	(992)	(149,356)
United Technologies Corp.	(2,599)	(279,964)

		(429,320)

Air Freight & Logistics – (0.3)%
CH Robinson Worldwide, Inc.	(13,315)	(996,628)
XPO Logistics, Inc.(a)	(2,665)	(118,672)

		(1,115,300)

Airlines – (0.3)%
Allegiant Travel Co.	(943)	(154,086)
American Airlines Group, Inc.	(3,856)	(179,073)
Deutsche Lufthansa AG (REG) (Frankfurt)	(38,969)	(504,572)
Deutsche Lufthansa AG (REG) (London)	(1,565)	(20,228)
JetBlue Airways Corp.(a)	(9,950)	(199,896)

		(1,057,855)

Commercial Services & Supplies – 0.0%
Pitney Bowes, Inc.	(1,140)	(16,359)

Electrical Equipment – (0.1)%
Sunrun, Inc.(a)	(27,321)	(139,337)
Vestas Wind Systems A/S	(2,489)	(163,932)

		(303,269)

Industrial Conglomerates – (0.1)%
3M Co.	(1,739)	(298,656)
General Electric Co.	(9,189)	(282,653)

		(581,309)

Machinery – (0.4)%
Caterpillar, Inc.	(7,600)	(726,256)
Cummins, Inc.	(1,918)	(271,934)
Deere & Co.	(1,963)	(196,692)
Snap-on, Inc.	(1,444)	(241,437)

		(1,436,319)

50	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – (0.1)%
AP Moller – Maersk A/S – Class B	(194)	$(256,277)

Road & Rail – (0.2)%
Kansas City Southern	(3,294)	(292,211)
Ryder System, Inc.	(2,022)	(158,322)
Werner Enterprises, Inc.	(6,654)	(179,991)

		(630,524)

Trading Companies & Distributors – (0.1)%
WW Grainger, Inc.	(2,023)	(466,443)

		(6,292,975)

Information Technology – (1.6)%
Electronic Equipment, Instruments & Components – 0.0%
Tech Data Corp.(a)	(1,755)	(148,947)

Internet Software & Services – (0.7)%
CoStar Group, Inc.(a)	(384)	(73,386)
GrubHub, Inc.(a)	(3,683)	(136,382)
MercadoLibre, Inc.	(2,838)	(447,893)
Tencent Holdings Ltd.	(68,200)	(1,698,240)
Yahoo Japan Corp.	(59,011)	(215,865)

		(2,571,766)

IT Services – (0.3)%
Accenture PLC – Class A	(4,181)	(499,337)
International Business Machines Corp.	(995)	(161,409)
Western Union Co. (The)	(11,487)	(241,571)

		(902,317)

Semiconductors & Semiconductor Equipment – (0.2)%
Intel Corp.	(12,196)	(423,201)
Intersil Corp.	(15,239)	(337,544)

		(760,745)

Software – (0.2)%
Electronic Arts, Inc.(a)	(1,427)	(113,075)
Oracle Corp.	(14,267)	(573,391)

		(686,466)

Technology Hardware, Storage & Peripherals – (0.2)%
Electronics For Imaging, Inc.(a)	(4,274)	(186,004)
NetApp, Inc.	(6,364)	(232,668)
Seagate Technology PLC	(4,975)	(199,498)
Stratasys Ltd.(a)	(7,279)	(131,386)

		(749,556)

		(5,819,797)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	51

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (1.0)%
Health Care Equipment & Supplies – (0.3)%
Abbott Laboratories	(15,894)	$(605,085)
Cooper Cos., Inc. (The)	(910)	(149,686)
Intuitive Surgical, Inc.(a)	(449)	(289,039)

		(1,043,810)

Health Care Providers & Services – (0.4)%
Acadia Healthcare Co., Inc.(a)	(8,250)	(313,582)
Aetna, Inc.	(3,622)	(473,902)
Amsurg Corp.(a)	(6,508)	(443,325)
Express Scripts Holding Co.(a)	(6,020)	(456,798)

		(1,687,607)

Health Care Technology – (0.1)%
Cerner Corp.(a)	(5,759)	(286,683)

Pharmaceuticals – (0.2)%
Akorn, Inc.(a)	(6,922)	(146,885)
Mylan NV(a)	(4,884)	(178,803)
Valeant Pharmaceuticals International, Inc.(a)	(18,557)	(293,015)

		(618,703)

		(3,636,803)

Energy – (0.8)%
Oil, Gas & Consumable Fuels – (0.8)%
Canadian Natural Resources Ltd.	(4,316)	(145,751)
Carrizo Oil & Gas, Inc.(a)	(3,186)	(134,895)
Cheniere Energy, Inc.(a)	(6,177)	(252,392)
Chesapeake Energy Corp.(a)	(45,781)	(320,467)
CONSOL Energy, Inc.	(6,619)	(136,219)
Devon Energy Corp.	(2,663)	(128,703)
Enbridge, Inc.	(15,793)	(663,938)
Oasis Petroleum, Inc.(a)	(27,693)	(414,564)
SM Energy Co.	(3,224)	(128,509)
Tesoro Corp.	(7,607)	(618,829)
WPX Energy, Inc.(a)	(9,844)	(152,976)

		(3,097,243)

Financials – (0.6)%
Banks – (0.2)%
Banco Santander SA	(28,081)	(128,280)
Bank of the Ozarks, Inc.	(5,373)	(260,698)
BankUnited, Inc.	(3,906)	(138,390)
DBS Group Holdings Ltd.	(17,243)	(209,905)
East West Bancorp, Inc.	(3,498)	(167,484)
Home BancShares, Inc./AR	(6,049)	(156,488)
UniCredit SpA	(2,554)	(5,247)
UniCredit SpA (London)	(64,381)	(137,331)

		(1,203,823)

52	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – (0.1)%
Ally Financial, Inc.	(7,415)	$(143,999)
Credit Acceptance Corp.(a)	(1,283)	(246,131)

		(390,130)

Insurance – (0.1)%
AmTrust Financial Services, Inc.	(9,085)	(231,304)

Real Estate Management & Development – (0.1)%
Brookfield Asset Management, Inc. – Class A	(7,199)	(239,727)

Thrifts & Mortgage Finance – (0.1)%
BofI Holding, Inc.(a)	(9,933)	(234,717)

		(2,299,701)

Materials – (0.6)%
Chemicals – (0.2)%
Albemarle Corp.	(3,160)	(277,385)
Mosaic Co. (The)	(14,579)	(414,043)

		(691,428)

Construction Materials – (0.1)%
HeidelbergCement AG (Frankfurt)	(2,113)	(189,346)
HeidelbergCement AG (London)	(127)	(11,385)
Vulcan Materials Co.	(943)	(118,488)

		(319,219)

Metals & Mining – (0.1)%
Freeport-McMoRan, Inc.	(11,326)	(173,854)
Southern Copper Corp.	(6,104)	(200,395)

		(374,249)

Paper & Forest Products – (0.2)%
Domtar Corp.	(11,628)	(456,632)
International Paper Co.	(5,275)	(256,998)

		(713,630)

		(2,098,526)

Telecommunication Services – (0.2)%
Diversified Telecommunication Services – (0.2)%
CenturyLink, Inc.	(27,206)	(639,885)

Consumer Staples – (0.1)%
Beverages – 0.0%
Monster Beverage Corp.(a)	(2,954)	(132,192)

Food & Staples Retailing – (0.1)%
Wal-Mart Stores, Inc.	(1,229)	(86,558)
Whole Foods Market, Inc.	(9,943)	(302,168)

		(388,726)

		(520,918)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	53

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – (0.1)%
Multi-Utilities – (0.1)%
Consolidated Edison, Inc.	(3,567)	$(248,870)

Total Common Stocks (proceeds $32,663,218)		(34,095,265)

DEPOSITORY RECEIPTS – (1.5)%
Consumer Discretionary – (1.1)%
Internet & Catalog Retail – (1.1)%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	(43,244)	(4,065,801)

Energy – (0.1)%
Oil, Gas & Consumable Fuels – (0.1)%
Petroleo Brasileiro SA (Sponsored ADR)(a)	(25,455)	(276,696)
Royal Dutch Shell PLC (Sponsored ADR) – Class A	(3,751)	(191,676)

		(468,372)

Information Technology – (0.1)%
IT Services – (0.1)%
Infosys Ltd. (Sponsored ADR)	(19,940)	(288,731)

Consumer Staples – (0.1)%
Tobacco – (0.1)%
British American Tobacco PLC (Sponsored ADR)	(2,493)	(271,837)

Health Care – (0.1)%
Pharmaceuticals – (0.1)%
Dr Reddy’s Laboratories Ltd. (ADR)	(3,784)	(176,826)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(1,156)	(43,581)

		(220,407)

Total Depository Receipts (proceeds $5,102,447)		(5,315,148)

REAL ESTATE INVESTMENT TRUST UNITS – (0.1)%
Financials – (0.1)%
Real Estate Investment Trusts (REITS) – (0.1)%
AvalonBay Communities, Inc.	(1,679)	(276,179)
Care Capital Properties, Inc.	(40)	(963)
Pennsylvania Real Estate Investment Trust	(1,710)	(32,781)
Ventas, Inc.	(180)	(10,875)

Total Real Estate Investment Trust Units (proceeds $331,370)		(320,798)

54	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Company		Shares		U.S. $ Value

OTHER ASSET BACKED SECURITIES – 0.0%
Other – 0.0%
TCEH Corp. – Undertaking Liability 1.00%, 11/02/26(a) (proceeds $5,357)	U.S.$	– 0	–**	$(321)

Total Securities Sold Short (proceeds $78,143,651)				(81,490,746)

Total Investments, Net of Securities Sold Short – 74.3% (cost $257,780,591)				271,342,208
Other assets less liabilities – 25.7%				93,801,289

Net Assets – 100.0%				$365,143,497

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
LME Nickel Futures	15	December 2016	$907,155	$1,008,923	$101,768
LME Primary Aluminum Futures	32	December 2016	1,376,991	1,386,600	9,609

Sold Contracts
LME Nickel Futures	15	December 2016	1,006,110	1,008,923	(2,813)
LME Primary Aluminum Futures	32	December 2016	1,391,800	1,386,600	5,200
U.S. 10 Yr Ultra (CBT) Futures	21	March 2017	2,830,079	2,823,188	6,891
U.S. T-Note 2 Yr (CBT) Futures	42	March 2017	9,104,135	9,106,125	(1,990)

					$118,665

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	55

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CLP	683,071	USD	1,030	12/20/16	$20,917
Citibank, NA	CLP	481,296	USD	705	12/20/16	(5,976)
Citibank, NA	USD	206	CLP	145,179	12/20/16	8,490
Citibank, NA	USD	699	CLP	460,991	12/20/16	(17,923)
Citibank, NA	AUD	2,634	USD	1,997	12/21/16	52,534
Citibank, NA	BRL	6,818	USD	2,076	12/21/16	71,132
Citibank, NA	BRL	2,905	USD	829	12/21/16	(25,652)
Citibank, NA	CAD	811	USD	620	12/21/16	15,870
Citibank, NA	CAD	249	USD	184	12/21/16	(1,401)
Citibank, NA	CHF	5,441	USD	5,559	12/21/16	199,601
Citibank, NA	CZK	46,187	USD	1,925	12/21/16	111,586
Citibank, NA	EUR	4,045	USD	4,499	12/21/16	207,512
Citibank, NA	GBP	449	USD	555	12/21/16	(7,467)
Citibank, NA	HKD	1,844	USD	238	12/21/16	181
Citibank, NA	HUF	415,922	USD	1,492	12/21/16	82,024
Citibank, NA	IDR	19,018,951	USD	1,442	12/21/16	43,040
Citibank, NA	IDR	21,337,308	USD	1,525	12/21/16	(44,398)
Citibank, NA	ILS	15,833	USD	4,202	12/21/16	68,214
Citibank, NA	ILS	4,450	USD	1,155	12/21/16	(6,485)
Citibank, NA	INR	460,678	USD	6,809	12/21/16	103,658
Citibank, NA	JPY	380,266	USD	3,550	12/21/16	223,016
Citibank, NA	KRW	576,638	USD	518	12/21/16	27,885
Citibank, NA	MXN	18,835	USD	950	12/21/16	36,259
Citibank, NA	MXN	5,976	USD	282	12/21/16	(8,079)
Citibank, NA	MYR	2,142	USD	517	12/21/16	39,266
Citibank, NA	MYR	498	USD	111	12/21/16	(532)
Citibank, NA	NOK	5,501	USD	662	12/21/16	16,254
Citibank, NA	NZD	3,339	USD	2,402	12/21/16	38,894
Citibank, NA	PHP	10,316	USD	213	12/21/16	6,606
Citibank, NA	PLN	2,545	USD	640	12/21/16	34,260
Citibank, NA	RUB	13,104	USD	205	12/21/16	1,476
Citibank, NA	RUB	129,742	USD	1,974	12/21/16	(41,562)
Citibank, NA	SEK	25,170	USD	2,873	12/21/16	140,300
Citibank, NA	SGD	2,310	USD	1,657	12/21/16	44,946
Citibank, NA	THB	100,628	USD	2,884	12/21/16	64,465
Citibank, NA	TRY	8,689	USD	2,708	12/21/16	190,387
Citibank, NA	TWD	107,258	USD	3,414	12/21/16	55,937
Citibank, NA	USD	2,518	AUD	3,334	12/21/16	(56,966)
Citibank, NA	USD	218	BRL	750	12/21/16	2,614
Citibank, NA	USD	2,909	BRL	9,723	12/21/16	(49,663)
Citibank, NA	USD	112	CAD	150	12/21/16	82
Citibank, NA	USD	813	CAD	1,060	12/21/16	(23,795)
Citibank, NA	USD	4,140	CHF	4,041	12/21/16	(160,109)
Citibank, NA	USD	1,905	CZK	46,187	12/21/16	(91,823)
Citibank, NA	USD	3,629	EUR	3,295	12/21/16	(133,682)
Citibank, NA	USD	314	GBP	249	12/21/16	(2,558)
Citibank, NA	USD	238	HKD	1,844	12/21/16	(189)
Citibank, NA	USD	1,204	HUF	337,722	12/21/16	(59,473)
Citibank, NA	USD	411	IDR	5,615,750	12/21/16	1,991
Citibank, NA	USD	3,046	IDR	40,356,259	12/21/16	(77,632)
Citibank, NA	USD	4,171	ILS	15,833	12/21/16	(36,874)

56	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	7,856	INR	531,878	12/21/16	$(114,900)
Citibank, NA	USD	1,048	JPY	109,969	12/21/16	(85,717)
Citibank, NA	USD	536	KRW	601,038	12/21/16	(25,042)
Citibank, NA	USD	1,375	MXN	26,561	12/21/16	(87,343)
Citibank, NA	USD	660	MYR	2,740	12/21/16	(48,824)
Citibank, NA	USD	922	NOK	7,601	12/21/16	(28,625)
Citibank, NA	USD	634	NZD	900	12/21/16	2,879
Citibank, NA	USD	2,441	NZD	3,339	12/21/16	(77,543)
Citibank, NA	USD	213	PHP	10,316	12/21/16	(6,227)
Citibank, NA	USD	811	PLN	3,195	12/21/16	(50,703)
Citibank, NA	USD	2,101	RUB	138,725	12/21/16	53,645
Citibank, NA	USD	525	RUB	33,471	12/21/16	(4,715)
Citibank, NA	USD	2,021	SEK	17,970	12/21/16	(70,676)
Citibank, NA	USD	1,175	SGD	1,660	12/21/16	(17,038)
Citibank, NA	USD	2,884	THB	100,628	12/21/16	(64,086)
Citibank, NA	USD	3,969	TRY	12,587	12/21/16	(321,166)
Citibank, NA	USD	404	TWD	12,948	12/21/16	1,591
Citibank, NA	USD	3,343	TWD	104,760	12/21/16	(62,663)
Citibank, NA	USD	736	ZAR	10,775	12/21/16	26,767
Citibank, NA	USD	350	ZAR	4,840	12/21/16	(7,157)
Citibank, NA	ZAR	7,845	USD	568	12/21/16	12,381
Citibank, NA	ZAR	6,620	USD	458	12/21/16	(10,458)
Citibank, NA	HUF	913,457	USD	3,287	1/31/17	187,687
Citibank, NA	USD	3,287	HUF	908,587	1/31/17	(204,216)
Citibank, NA	SEK	39,218	USD	4,646	2/07/17	376,968
Citibank, NA	USD	4,614	SEK	39,219	2/07/17	(344,428)
Citibank, NA	SEK	5,417	USD	608	6/09/17	13,875
Citibank, NA	USD	608	SEK	5,428	6/09/17	(12,739)
Citibank, NA	TRY	4,589	USD	1,367	6/21/17	96,006
Citibank, NA	USD	1,367	TRY	4,474	6/21/17	(127,414)
Citibank, NA	CNH	61,152	USD	8,700	9/20/17	47,093
Citibank, NA	INR	264,084	USD	3,730	9/20/17	4,736
Citibank, NA	KRW	2,608,256	USD	2,240	9/20/17	20,019
Citibank, NA	SGD	2,811	USD	1,990	9/20/17	28,861
Citibank, NA	TWD	102,116	USD	3,230	9/20/17	25,878
Citibank, NA	USD	307	AUD	410	9/20/17	(6,644)
Citibank, NA	USD	126	CAD	169	9/20/17	107
Citibank, NA	USD	75	CHF	74	9/20/17	(1,139)
Citibank, NA	USD	1,048	EUR	961	9/20/17	(14,184)
Citibank, NA	USD	197	GBP	157	9/20/17	1,027
Citibank, NA	USD	325	HKD	2,520	9/20/17	170
Citibank, NA	USD	3,730	INR	262,667	9/20/17	(24,730)
Citibank, NA	USD	729	JPY	78,163	9/20/17	(35,385)
Citibank, NA	USD	232	MYR	1,022	9/20/17	(8,158)
Citibank, NA	USD	32	NZD	46	9/20/17	(9)
Citibank, NA	USD	217	RUB	14,891	9/20/17	1,720
Citibank, NA	USD	190	SGD	268	9/20/17	(2,784)
Citibank, NA	USD	165	THB	5,874	9/20/17	(574)
Citibank, NA	USD	3,230	TWD	102,714	9/20/17	(7,128)
Credit Suisse International	EUR	302	USD	331	12/14/16	10,284
Morgan Stanley & Co., Inc.	CAD	3,083	USD	2,331	12/30/16	35,920
Morgan Stanley & Co., Inc.	CAD	361	USD	269	12/30/16	(555)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	57

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	CHF	229	USD	232	12/30/16	$6,957
Morgan Stanley & Co., Inc.	EUR	669	USD	728	12/30/16	18,408
Morgan Stanley & Co., Inc.	GBP	65	USD	81	12/30/16	114
Morgan Stanley & Co., Inc.	GBP	803	USD	989	12/30/16	(17,201)
Morgan Stanley & Co., Inc.	JPY	32,441	USD	313	12/30/16	28,564
Morgan Stanley & Co., Inc.	SEK	4,873	USD	549	12/30/16	19,536
Morgan Stanley & Co., Inc.	SEK	742	USD	80	12/30/16	(400)
Morgan Stanley & Co., Inc.	USD	84	CAD	112	12/30/16	(288)
Morgan Stanley & Co., Inc.	USD	231	CHF	229	12/30/16	(6,230)
Morgan Stanley & Co., Inc.	USD	316	EUR	298	12/30/16	220
Morgan Stanley & Co., Inc.	USD	356	EUR	330	12/30/16	(5,885)
Morgan Stanley & Co., Inc.	USD	218	GBP	175	12/30/16	850
Morgan Stanley & Co., Inc.	USD	145	GBP	115	12/30/16	(679)
Morgan Stanley & Co., Inc.	USD	132	JPY	13,907	12/30/16	(9,942)
Morgan Stanley & Co., Inc.	USD	197	ZAR	2,783	12/30/16	(121)
Morgan Stanley & Co., Inc.	ZAR	2,783	USD	197	12/30/16	436
Morgan Stanley & Co., Inc.	CHF	288	USD	291	3/15/17	5,652
Morgan Stanley & Co., Inc.	EUR	1,025	USD	1,107	3/15/17	14,545
Morgan Stanley & Co., Inc.	USD	118	EUR	110	3/15/17	(449)
State Street Bank & Trust Co.	CHF	1,015	USD	1,035	12/13/16	36,077
State Street Bank & Trust Co.	EUR	4,703	USD	5,238	12/20/16	248,534
State Street Bank & Trust Co.	EUR	199	USD	211	12/20/16	(445)
State Street Bank & Trust Co.	GBP	129	USD	169	12/20/16	7,232
State Street Bank & Trust Co.	GBP	124	USD	154	12/20/16	(1,087)
State Street Bank & Trust Co.	USD	643	EUR	606	12/20/16	262
State Street Bank & Trust Co.	USD	973	EUR	878	12/20/16	(41,270)
State Street Bank & Trust Co.	USD	65	GBP	53	12/20/16	1,087
State Street Bank & Trust Co.	USD	44	GBP	34	12/20/16	(1,588)
State Street Bank & Trust Co.	CHF	2,036	USD	2,088	12/21/16	82,709
State Street Bank & Trust Co.	EUR	1,561	USD	1,742	12/21/16	85,673
State Street Bank & Trust Co.	USD	386	CHF	385	12/21/16	(8,529)
State Street Bank & Trust Co.	USD	291	EUR	267	12/21/16	(8,221)

						$586,323

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Call- USD/TRY	TRY	3.100	12/02/16	TRY	846	$11,844	$(83,515)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Rite Aid Corp. (r)	450	$8.00	January 2017	$32,192	$(24,300)

58	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares iBoxx $ Investment Grade Corporate Bond ETF (q)	11,780	$113.00	March 2017	$8,943	$(13,699)
iShares iBoxx $ Investment Grade Corporate Bond ETF (q)	11,780	121.00	March 2017	47,356	(68,277)
iShares Russell 2000 ETF (r)	613	125.00	December 2016	23,287	(24,214)
PowerShares QQQ Trust Series ETF (r)	329	111.00	December 2016	20,055	(5,757)
Sao Paulo Se Bovespa Index (q)	14	47,500.00	February 2017	890	(313)

				$100,531	$(112,260)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Golman Sachs & Co.
Macy’s Retail Holdings, Inc., 3.45% 1/15/21, 12/20/21*	(1.00)%	1.48%	$350	$7,372	$19,352	$(11,980)
Nordstrom, Inc., 6.95% 3/15/26, 12/20/21*	(1.00)	1.27	535	5,897	20,215	(14,318)

				$13,269	$39,567	$(26,298)

*	Termination Date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International
Comcast Corp. – Class A	7,822	BBA 1 Month LIBOR Plus 0.30%	USD	463	3/26/18	$80,947
Goldman Sachs & Co.
Yahoo!, Inc.	64,725	BBA 1 Month LIBOR Plus 0.30%	USD	2,616	6/28/18	37,970
Morgan Stanley Co., Inc.
Air France	27,834	EONIA Plus 0.40%	EUR	149	7/24/17	(8,397)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	59

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Alphabet, Inc. – Class A	1,068	FedFundEffective Plus 0.50%	USD	857	7/24/17	$(28,670)
Anglo American PLC	52,750	BBA 1 Month LIBOR Plus 0.50%	GBP	403	7/24/17	281,569
Antofagasta PLC	67,307	BBA 1 Month LIBOR Plus 0.50%	GBP	314	7/24/17	187,284
Brunswick Corp.	24,217	FedFundEffective Plus 0.35%	USD	1,119	7/24/17	98,867
Cie Plastic Omnium SA	13,997	EURIBOR 3 Month Plus 0.50%	EUR	405	7/24/47	(3,549)
Constellation Brands, Inc.	5,285	FedFundEffective Plus 0.50%	USD	793	7/24/17	8,606
Continental Resources Inc./OK	6,442	FedFundEffective Plus 0.50%	USD	309	7/24/17	64,728
Dai-ichi Life Holdings, Inc.	17,251	MUTSCALM Plus 0.40%	JPY	30,460	9/03/18	18,125
Hitachi Ltd.	51,586	MUTSCALM Plus 0.40%	JPY	27,619	9/03/18	40,801
International Consolidated Airlines Group SA	67,993	BBA 1 Month LIBOR Plus 0.50%	GBP	287	7/24/17	9,477
Komatsu Ltd.	12,136	MUTSCALM Plus 0.40%	JPY	28,826	9/03/18	35,261
Lavendon Group PLC	133,841	BBA 1 Month LIBOR Plus 0.35%	GBP	261	9/11/17	36,426
Mitsubshi Heavy Industries Ltd.	62,877	MUTSCALM Plus 0.40%	JPY	29,336	9/03/18	29,068
Moncler SpA	2,830	EURIBOR 3 Month Plus 0.50%	EUR	38	7/24/17	5,686
Monster Beverage Corp.	24,126	FedFundEffective Plus 0.50%	USD	1,189	9/01/18	(109,340)
Newfield Exploration Co.	19,057	FedFundEffective Plus 0.35%	USD	821	7/24/17	40,777
NVR, Inc.	1,435	BBA 1 Month LIBOR Plus 0.50%	USD	2,168	5/22/17	121,057
Peugeot SA	20,923	EURIBOR 3 Month Plus 0.50%	EUR	291	7/24/17	(19)
Rio Tinto PLC	23,100	FedFundEffective Plus 0.50%	USD	804	7/24/17	71,767
Rio Tinto PLC	17,117	BBA 1 Month LIBOR Plus 0.50%	GBP	380	7/24/17	170,719
Spire Healthcare Group PLC	22,382	BBA 1 Month LIBOR Plus 0.35%	GBP	82	9/11/17	(3,061)
Swift Transportation Co., LLC	42,960	FedFundEffective Plus 0.50%	USD	914	7/24/17	158,843
Taisei Corporation	40,550	MUTSCALM Plus 0.40%	JPY	31,058	9/03/18	25,086
Take-Two Interactive Software	30,357	FedFundEffective Plus 0.50%	USD	1,344	9/01/18	150,848

60	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Weichai Power Co., Ltd.	141,075	HK Overnight Index Swap Ref Rate Plus 0.95%	HKD	1,470	7/24/17	$37,633
Wizz Air Holdings PLC	4,162	EURIBOR 1 Month Plus 0.50%	GBP	71	1/16/17	(1,870)

Pay Total Return on Reference Obligation
Bank of America, NA
iBoxx USD Liquid High Yield Index	1,480	LIBOR 3 Month Minus 0.86%	USD	364	12/20/16	(3,074)
iBoxx USD Liquid High Yield Index	6,170	LIBOR 3 Month Minus 0.86%	USD	1,534	3/20/17	3,432
Goldman Sachs & Co.
iBoxx USD Liquid High Yield Index	1,798	LIBOR 3 Month Minus 0.86%	USD	436	3/20/17	(10,041)
iBoxx USD Liquid High Yield Index	1,726	LIBOR 3 Month Minus 0.86%	USD	420	3/20/17	(8,116)
Morgan Stanley Co., Inc.
Agile Property Holdings Ltd.	222,234	HK Overnight Index Swap Ref Rate Minus 1.37%	HKD	1,006	8/1/18	5,506
Ashmore Group PLC	48,108	SONIA Overnight Deposit Rate Minus 2.27%	GBP	140	8/01/18	3,879
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	42,029	FedFundEffective Minus 1.00%	USD	191	7/24/17	(18,327)
British American Tobacco PLC	22,807	FedFundEffective Minus 0.35%	GBP	987	9/11/17	(14,072)
Burberry Group PLC	14,060	SONIA Overnight Deposit Rate Minus 0.35%	GBP	179	7/24/17	(27,230)
BYD Co., Ltd.	26,040	HK Overnight Index Swap Ref Rate Minus 2.26%	HKD	1,290	8/01/18	8,711
Canon, Inc.	2,675	MUTSCALM Minus 0.40%	JPY	7,849	8/01/18	(8,549)
Capitec Bank Holdings Ltd.	6,928	South Africa Benchmark Rate Minus 1.30%	ZAR	3,972	8/01/18	(36,954)
China CITIC Bank Corp., Ltd.	437,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	2,177	8/01/18	(4,537)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	61

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
China Everbright Bank Co., Ltd.	469,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,635	8/01/18	$(11,948)
China Evergrande Real Estate Group Ltd.	364,900	HK Overnight Index Swap Ref Rate Minus 2.13%	HKD	1,862	8/01/18	(8,732)
China Huarong Asset Management Co., Ltd.	391,200	HK Overnight Index Swap Ref Rate Minus 8.85%	HKD	1,191	8/01/18	(3,541)
China Merchants Bank Co., Ltd.	168,100	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	2,926	8/01/18	(37,396)
China Minsheng Banking Corp., Ltd.	355,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	2,954	8/01/18	(19,640)
China Pacific Insurance Group Co., Ltd.	24,900	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	695	8/01/18	(7,012)
China Petroleum & Chemical Corp.	231,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,296	8/01/18	865
Cielo SA	17,169	FedFundEffective Minus 1.00%	USD	166	7/24/17	15,063
Fast Retailing Co., Ltd.	515	MUTSCALM Minus 0.40%	JPY	18,182	8/01/18	(21,702)
Fortescue Metals Group Ltd.	65,380	RBA Daily Cash Rate Minus 0.68%	AUD	306	8/01/18	(53,478)
Glencore PLC	28,109	SONIA Overnight Deposit Rate Minus 0.30%	GBP	68	8/01/18	(13,748)
Hyundai Heavy Industries Co., Ltd.	926	FedFundEffective Minus 0.73%	USD	108	7/24/17	(4,546)
iBoxx USD Liquid High Yield Index	3,483	LIBOR 3 Month Minus 0.86%	USD	855	3/20/17	(9,159)
ICAP PLC	32,900	SONIA Overnight Deposit Rate Minus 0.30%	GBP	158	8/01/18	(3,301)
Imerys SA	2,184	EONIA Minus 0.35%	EUR	146	6/05/17	2,966
Jiangxi Copper Co., Ltd. – Class H	155,600	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,459	8/01/18	(49,374)
Just Eat PLC	39,398	SONIA Overnight Deposit Rate Minus 0.30%	GBP	171	8/01/18	(74,799)
Kingsoft Corp., Ltd.	150,900	HK Overnight Index Swap Ref Rate Minus 1.98%	HKD	2,168	8/01/18	(59,934)
Lenovo Group Ltd.	330,370	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,718	8/01/18	17,114

62	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Li & Fung Ltd.	268,900	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,023	8/01/18	$14,183
Lloyds Banking Group PLC	200,736	SONIA Overnight Deposit Rate Minus 0.30%	GBP	115	8/01/18	(1,658)
Longfor Properties Co., Ltd.	72,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	778	8/01/18	7,193
Mitsui Osk Lines Ltd.	98,000	MUTSCALM Minus 0.40%	JPY	23,437	8/01/18	(51,527)
MTN Group Ltd.	59,249	South Africa Benchmark Rate Minus 0.95%	ZAR	7,772	8/01/18	77,330
Nintendo Co., Ltd.	743	MUTSCALM Minus 0.40%	JPY	17,002	8/01/18	(34,678)
Ocado Group PLC	29,432	SONIA Overnight Deposit Rate Minus 5.88%	GBP	108	8/01/18	36,159
Old Mutual PLC	164,994	SONIA Overnight Deposit Rate Minus 0.30%	GBP	296	8/01/18	(20,797)
PICC Property and Casualty Co., Ltd. – Class H	107,471	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,329	8/01/18	(8,448)
Ping An Insurance Group Co. of China Ltd.	32,500	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,251	8/01/18	(18,106)
Sasol Ltd.	5,047	South Africa Benchmark Rate Minus 0.95%	ZAR	2,003	8/01/18	6,761
Sino Land Co.	77,800	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,086	8/01/18	14,429
Standard and Poor’s 500 Index	1,140	FedFundEffective Minus 0.20%	USD	2,457	9/01/18	(54,521)
Standard Chartered PLC	48,961	SONIA Overnight Deposit Rate Minus 0.30%	GBP	298	8/01/18	(18,870)
Technip SA	37,559	EONIA Minus 0.40%	EUR	2,482	8/13/18	27,429
Tesco PLC	61,025	SONIA Overnight Deposit Rate Minus 0.30%	GBP	107	8/01/18	(25,525)
Thomas Cook Group PLC	63,795	SONIA Overnight Deposit Rate Minus 0.35%	GBP	45	7/24/17	(11,804)
Wm Morrison Supermarkets PLC	43,888	BBA 1 Month LIBOR Minus 0.30%	GBP	83	8/01/18	(15,442)
Woodside Petroleum Ltd.	8,713	RBA Daily Cash Rate Minus 0.40%	AUD	238	8/01/18	(16,223)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	63

Consolidated Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Woolworth Holdings Ltd.	25,453	South Africa Benchmark Rate Minus 0.95%	ZAR	2,201	8/01/18	$39,168
Zhuzhou CRRC Times Electric Co., Ltd.	37,700	HK Overnight Index Swap Ref Rate Minus 0.40%	HKD	1,615	8/01/18	4,046

						$1,054,064

+	Less than $0.50.

**	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Represents entire or partial securities out on loan.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the aggregate market value of these securities amounted to $19,319,368 or 5.3% of net assets.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at November 30, 2016.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	When-Issued or delayed delivery security.

(h)	Defaulted.

(i)	Fair valued by the Adviser.

(j)	Illiquid security.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of November 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Aegis Merger Sub, Inc. 10.25%, 2/15/23	1/30/15-1/21/16	175,778	191,187	0.05%
(l)	Floating Rate Security. Stated interest/floor rate was in effect at November 30, 2016.

(m)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at November 30, 2016.

(n)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Claire’s Stores, Inc. 9.00%, 9/20/21	10/03/16	$29,196	$31,620	0.01%

64	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

(p)	Convertible security.

(q)	One contract relates to 1 share.

(r)	One contract relates to 100 shares.

(s)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(t)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CNH – Chinese Yuan Renminbi (Offshore)
CZK – Czech Koruna
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thailand Baht
TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand
Glossary:
ADR – American Depositary Receipt
BBA – British Bankers Association
CBT – Chicago Board of Trade
EONIA – Euro OverNight Index Average
ETF – Exchange Traded Fund
EURIBOR – Euro Interbank Offered Rate
FedFundEffective – Federal Funds Effective Rate
GDR – Global Depositary Receipt
IRS – Interest Rate Swaption
KOSPI – Korea Composite Stock Price Index
LIBOR – London Interbank Offered Rates
LME – London Metal Exchange
MSCI – Morgan Stanley Capital International

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	65

Consolidated Portfolio of Investments

MUTSCALM – Bank of Japan Estimated Unsecured Overnight Call Rate
OJSC – Open Joint Stock Company
PJSC – Public Joint Stock Company
RBA – Reserve Bank of Australia
REG – Registered Shares
RTP – Right To Pay
SONIA – Sterling Overnight Index Average
SPDR – Standard & Poor’s Depository Receipt
UCITS – Undertaking for Collective Investment in Transferable Securities

See notes to consolidated financial statements.

66	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $261,326,406)	$278,235,118	(a)
Affiliated issuers (cost $74,597,836—including investment of cash collateral for securities loaned of $2,617,787)	74,597,836
Cash collateral due from broker	11,499,017
Foreign currencies, at value (cost $2,106,603)	2,041,728	(b)
Receivable for investment securities sold and foreign currency transactions	5,903,061
Deposit at broker for securities sold short	82,471,460
Unrealized appreciation on forward currency exchange contracts	3,413,867
Unrealized appreciation on total return swaps	1,995,779
Unaffiliated interest and dividends receivable	949,727
Receivable for capital stock sold	812,022
Receivable for variation margin on exchange-traded derivatives	115,926
Upfront premium paid on credit default swaps	39,567
Receivable for terminated total return swaps	22,515
Affiliated dividends receivable	16,856

Total assets	462,114,479

Liabilities
Due to custodian	241,002
Options written, at value (premiums received $144,567)	220,075
Payable for securities sold short, at value (proceeds received $78,143,651)	81,490,746
Payable for investment securities purchased and foreign currency transactions	6,000,577
Unrealized depreciation on forward currency exchange contracts	2,827,544
Payable for collateral received on securities loaned	2,608,699
Payable for terminated total return swaps	1,062,596
Unrealized depreciation on total return swaps	941,715
Advisory fee payable	410,746
Payable for capital stock redeemed	410,121
Cash collateral due to broker	155,301
Dividend expense payable	72,796
Payable for terminated credit default swaps	41,971
Unrealized depreciation on credit default swaps	26,298
Transfer Agent fee payable	16,047
Collateral due to Securities Lending Agent	9,088
Distribution fee payable	879
Accrued expenses	434,781

Total liabilities	96,970,982

Net Assets	$365,143,497

Composition of Net Assets
Capital stock, at par	$3,655
Additional paid-in capital	365,813,482
Undistributed net investment income	2,286,392
Accumulated net realized loss on investment and foreign currency transactions	(18,107,289)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	15,147,257

	$365,143,497

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	67

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$696,352	70,039	$9.94	*

C	$859,313	87,953	$9.77

Advisor	$46,522,168	4,654,147	$10.00

R	$9,879	1,000	$9.88

K	$37,491	3,773	$9.94

I	$9,995	1,000.30	$9.99

Z	$317,008,299	31,727,662	$9.99

*	The maximum offering price per share for Class A shares was $10.38 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $2,822,942 (see Note E).

(b)	Includes $2,148,784 on deposit with the broker for securities sold short.

See notes to consolidated financial statements.

68	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended November 30, 2016 (unaudited)

Investment Income
Interest	$3,778,902
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $19,978)	1,598,683
Affiliated issuers	84,575
Securities lending income	27,165
Other income	6,135	$5,495,460

Expenses
Advisory fee (see Note B)	3,489,291
Distribution fee—Class A	2,771
Distribution fee—Class C	4,508
Distribution fee—Class R	25
Distribution fee—Class K	127
Transfer agency—Class A	1,422
Transfer agency—Class C	589
Transfer agency—Advisor Class	13,286
Transfer agency—Class R	3
Transfer agency—Class K	31
Transfer agency—Class I	1
Transfer agency—Class Z	50,829
Custodian	646,840
Audit and tax	117,391
Registration fees	62,623
Legal	33,752
Printing	21,320
Directors’ fees	11,251
Miscellaneous	20,772

Total operating expenses (see Note B)	4,476,832
Interest expense	64,284
Dividend expense on securities sold short	645,674
Broker fee on securities sold short	226,592

Total expenses	5,413,382
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(879,099)

Net expenses		4,534,283

Net investment income		961,177

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,256,669
Securities sold short		(6,584,092)
Futures		(193,900)
Options written		87,912
Swaptions written		(14,658)
Swaps		(2,605,652)
Foreign currency transactions		580,123
Net change in unrealized appreciation/depreciation of:
Investments		11,539,183
Securities sold short		(118,255)
Futures		96,862
Options written		(74,183)
Swaps		(500,792)
Foreign currency denominated assets and liabilities		116,380

Net gain on investment and foreign currency transactions		3,585,597

Net Increase in Net Assets from Operations		$4,546,774

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	69

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$961,177		$(1,913,383)
Net realized loss on investment and foreign currency transactions	(7,473,598)		(3,325,293)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,059,195		(10,801,085)

Net increase (decrease) in net assets from operations	4,546,774		(16,039,761)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	– 0	–	(17,066)
Class C	– 0	–	(4,005)
Advisor Class	– 0	–	(84,322)
Class R	– 0	–	(72)
Class K	– 0	–	(554)
Class I	– 0	–	(72)
Class Z	– 0	–	(2,614,849)
Capital Stock Transactions
Net decrease	(7,671,137)		(10,021,313)

Total decrease	(3,124,363)		(28,782,014)
Net Assets
Beginning of period	368,267,860		397,049,874

End of period (including undistributed net investment income of $2,286,392 and $1,325,215, respectively)	$365,143,497		$368,267,860

See notes to consolidated financial statements.

70	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Multi-Manager Alternative Strategies Fund (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2016, net assets of the Fund were $365,143,497, of which $5,144,759, or 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB Multi-Manager Alternative Strategies Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares, are currently not being offered. As of November 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, and Class Z shares are sold without an initial or contingent deferred sales charge. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, the Adviser will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	71

Notes to Consolidated Financial Statements

managing one or more Strategies. The Adviser may also manage a portion of the Fund’s assets directly. The Sub-Advisers are not affiliated with the Adviser. The Adviser currently allocates assets to the following Sub-Advisers: Chilton Investment Company, LLC, Impala Asset Management LLC, Kynikos Associates LP, Lyrical Asset Management LP, Passport Capital, LLC, Sirios Capital Management, L.P., River Canyon Fund Management LLC, First Pacific Advisors, LLC, Halcyon Arbitrage IC Management LP (formerly Halcyon Liquid Strategies IC Management LP), Brigade Capital Management, LP and One River Asset Management, LLC. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt

72	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	73

Notes to Consolidated Financial Statements

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

74	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	75

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$45,094,587		$160,239		$	– 0	–	$45,254,826
Consumer Discretionary	32,000,844		2,283,938			– 0	–	34,284,782
Financials	29,125,846		1,163,350			– 0	–	30,289,196
Industrials	23,281,833		1,547,721			– 0	–	24,829,554
Materials	21,680,372		1,326,702			– 0	–	23,007,074
Consumer Staples	14,392,403		1,920,686			– 0	–	16,313,089
Health Care	15,227,677		– 0	–		– 0	–	15,227,677
Energy	11,076,329		55,247			– 0	–	11,131,576
Telecommunication Services	1,048,753		655,387			– 0	–	1,704,140
Real Estate	371,886		240,889			– 0	–	612,775
Utilities	370,679		– 0	–		– 0	–	370,679
Corporate Bonds	– 0	–	26,075,960			3,276,547	(a)	29,352,507
Other Asset Backed Securities	– 0	–	1,324,868			10,602,925		11,927,793
Collateralized Mortgage Obligations	– 0	–	8,836,683			39,807		8,876,490
Bank Loans	– 0	–	3,713,904			1,695,924		5,409,828
Government Issues	– 0	–	5,002,571			– 0	–	5,002,571
Depository Receipts	3,811,378		374,907			– 0	–	4,186,285
Warrants	3,217,936		– 0	–		– 0	–	3,217,936
Municipals	– 0	–	1,807,737			346,794		2,154,531
Convertible Bonds	– 0	–	655,405			80,674		736,079
Preferred Stocks	629,526		– 0	–		– 0	–	629,526
Options Purchased – Puts	– 0	–	272,036			– 0	–	272,036
Mutual Funds	238,505		– 0	–		– 0	–	238,505
Options Purchased – Calls	– 0	–	99,390			– 0	–	99,390
Rights	– 0	–	– 0	–		46,501		46,501
Short-Term Investments	75,039,821		– 0	–		– 0	–	75,039,821
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,617,788		– 0	–		– 0	–	2,617,788
Liabilities:
Mutual Funds	(41,238,405)		(520,809)			– 0	–	(41,759,214)
Common Stocks:
Consumer Discretionary	(8,073,016)		(1,367,531)			– 0	–	(9,440,547)
Industrials	(5,347,966)		(945,009)			– 0	–	(6,292,975)
Information Technology	(3,905,692)		(1,914,105)			– 0	–	(5,819,797)
Health Care	(3,636,803)		– 0	–		– 0	–	(3,636,803)
Energy	(3,097,243)		– 0	–		– 0	–	(3,097,243)
Financials	(1,821,758)		(477,943)			– 0	–	(2,299,701)
Materials	(1,897,795)		(200,731)			– 0	–	(2,098,526)
Telecommunication Services	(639,885)		– 0	–		– 0	–	(639,885)
Consumer Staples	(520,918)		– 0	–		– 0	–	(520,918)
Utilities	(248,870)		– 0	–		– 0	–	(248,870)

76	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Depository Receipts	$(5,315,148)		$	– 0	–	$	– 0	–	$(5,315,148)
Real Estate Investment Trust Units	(320,798)			– 0	–		– 0	–	(320,798)
Other Asset Backed Securities	– 0	–		– 0	–		(321)		(321)

Total Investments in Securities	203,161,866			52,091,492			16,088,851		271,342,209
Other Financial Instruments(b):
Assets:
Futures	123,467			– 0	–		– 0	–	123,467	(c)
Forward Currency Exchange Contracts	– 0	–		3,413,867			– 0	–	3,413,867
Total Return Swaps	– 0	–		1,995,779			– 0	–	1,995,779
Liabilities:
Futures	(4,802)			– 0	–		– 0	–	(4,802	)(c)
Forward Currency Exchange Contracts	– 0	–		(2,827,544)			– 0	–	(2,827,544)
Currency Options Written	– 0	–		(83,515)			– 0	–	(83,515)
Call Options Written	– 0	–		(24,300)			– 0	–	(24,300)
Put Options Written	– 0	–		(112,260)			– 0	–	(112,260)
Credit Default Swaps	– 0	–		(26,298)			– 0	–	(26,298)
Total Return Swaps	– 0	–		(941,715)			– 0	–	(941,715)

Total(d)	$203,280,531			$53,485,506			$16,088,851		$272,854,888

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	77

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds(a)		Other Asset Backed Securities		Collateralized Mortgage Obligations
Balance as of 5/31/16	$2,563,001		$9,232,638		$99,338
Accrued discounts/(premiums)	24,454		197,938		– 0	–
Realized gain (loss)	107,776		87,155		– 0	–
Change in unrealized appreciation/depreciation	129,761		438,190		343
Purchases/Payups	1,343,454		1,537,791		– 0	–
Sales/Paydowns	(2,154,149)		(891,108)		(59,874)
Transfers in to Level 3	1,262,250		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 11/30/16	$3,276,547		$10,602,604		$39,807

Net change in unrealized appreciation/depreciation from investments held as of 11/30/16(b)	$194,497		$438,190		$343

	Bank Loans		Municipals		Convertible Bonds
Balance as of 5/31/16	$971,159		$66,784		$967,747
Accrued discounts/(premiums)	42,049		(755)		3,423
Realized gain (loss)	1,507		– 0	–	(366,518)
Change in unrealized appreciation/depreciation	(6,825)		1,677		568,410
Purchases	874,623		279,088		– 0	–
Sales	(231,580)		– 0	–	(1,092,388)
Transfers in to Level 3	314,435		– 0	–	– 0	–
Transfers out of Level 3	(269,444)		– 0	–	– 0	–

Balance as of 11/30/16	$1,695,924		$346,794		$80,674

Net change in unrealized appreciation/depreciation from investments held as of 11/30/16(b)	$(6,316)		$1,677		$(20,759)

	Rights		Total
Balance as of 5/31/16	$ – 0	–	$13,900,667
Accrued discounts/(premiums)	– 0	–	267,109
Realized gain (loss)	– 0	–	(170,080)
Change in unrealized appreciation/depreciation	12,202		1,143,758
Purchases/Payups	34,299		4,069,255
Sales/Paydowns	– 0	–	(4,429,099)
Transfers in to Level 3	– 0	–	1,576,685
Transfers out of Level 3	– 0	–	(269,444)

Balance as of 11/30/16	$46,501		$16,088,851	(c)

Net change in unrealized appreciation/depreciation from investments held as of 11/30/16(b)	$12,202		$619,834

(a)	The Fund held securities with zero market value at period end.

(b)

The unrealized appreciation/depreciation is included in net change in unrealized appreciation/(depreciation)on investments and other financial instruments in the accompanying consolidated statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

78	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at November 30, 2016. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 11/30/16			Valuation Technique	Unobservable Input	Input
Corporate Bonds	$	– 0	–	Qualitative Assessment		$0.00
Other Asset Backed Securities		$(321)		Qualitative Assessment		Priced at Par

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) the Adviser reviews all portfolios for performance and analytics (which are generated using the Adviser’s prices).

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	79

Notes to Consolidated Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

80	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.90% of the Fund’s average daily net assets. The Adviser compensates the Sub-Advisers out of the investment advisory fee it receives from the Fund. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through July 30, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $1,624,565 for the fiscal period ended May 31, 2015 and $271,738 for the year ended May 31, 2016, respectively. In any case, no repayment will be made that would cause the Fund’s total annual fund operating

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	81

Notes to Consolidated Financial Statements

expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before September 30, 2017.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $38,816 for the six months ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9 from the sale of Class A shares and received $546 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund’s as an acquired fund fee and expense. For the six months ended November 30, 2016, such waiver amounted to $61,767. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended November 30, 2016 is as follows:

Market Value 5/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$49,963	$213,713	$191,696	$71,980	$79

Brokerage commissions paid on investment transactions for the six months ended November 30, 2016 amounted to $455,954, of which $48 and $102, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

82	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,903, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended November 30, 2016, were as follows:

	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$236,717,717	$176,172,631	$136,040,409	$154,202,918
U.S. government securities	5,005,352	8,000,000	837,650	1,522,137

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	83

Notes to Consolidated Financial Statements

unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 25,459,168	$(8,550,456)	$16,908,712	$(3,347,095	)(a)	$13,561,617

(a)	Gross unrealized appreciation was $1,138,538 and gross unrealized depreciation was $(4,485,633), resulting in net unrealized depreciation of $(3,347,095).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the

84	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended November 30, 2016, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended November 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	85

Notes to Consolidated Financial Statements

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At November 30, 2016, the maximum payments for written put options amounted to $14,267,546. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

86	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

During the six months ended November 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended November 30, 2016, the Fund held written options for hedging and non-hedging purposes.

For the six months ended November 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 5/31/16	1,252,947		$66,804
Options written	9,160,796		518,963
Options assigned	(2,500)		(737)
Options expired	(1,251,784)		(63,510)
Options bought back	(8,288,493)		(376,953)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 11/30/16	870,966		$144,567

	Notional Amount			Premiums Received
Swaptions written outstanding as of 5/31/16	$	– 0	–	$	– 0	–
Swaptions written		786,000			4,774
Swaptions assigned		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(786,000)			(4,774)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 11/30/16		– 0	–		– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	87

Notes to Consolidated Financial Statements

the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally

88	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended November 30, 2016, the Fund held interest rate swaps for non-hedging purposes.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	89

Notes to Consolidated Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current

90	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended November 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended November 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	91

Notes to Consolidated Financial Statements

under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended November 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$6,891	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,990	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	116,577	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,813	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,413,867		Unrealized depreciation on forward currency exchange contracts	2,827,544

Interest rate contracts	Investments in securities, at value	7

Foreign exchange contracts	Investments in securities, at value	156,660

92	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$214,759

Foreign exchange contracts			Options written, at value	$83,515

Equity contracts			Options written, at value	136,560

Credit contracts			Unrealized depreciation on credit default swaps	26,298

Equity contracts	Unrealized appreciation on total return swaps	1,995,779	Unrealized depreciation on total return swaps	941,715

Total		$5,904,540		$4,020,435

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$89,484	$(20,608)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(164,538)	(1,552)

Foreign exchange contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	182,969	(16,474)

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	93

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(301,815)	$135,496

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	284,827	146,780

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(88,776)	(6,153)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	110,480	62,102

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,862,545)	322,736

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	237	– 0 –

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	25,975	(73,409)

94	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$22,855	$(774)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(14,658)	– 0 –

Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	39,082	– 0 –

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(97,693)	34,622

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(642,795)	(31,326)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,865,164)	(504,088)

Total		$(4,282,075)	$47,352

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended November 30, 2016:

Futures:
Average original value of buy contracts	$5,164,380
Average original value of sale contracts	$2,008,214

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,108,664
Average principal amount of sale contracts	$17,459,846

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	95

Notes to Consolidated Financial Statements

Purchased Options:
Average monthly cost	$492,873

Interest Rate Swaps:
Average notional amount	$884,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$16,954,338	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$12,797,878	(c)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$21,668,005	(d)

Total Return Swaps:
Average notional amount	$35,353,057

Variance Swaps:
Average notional amount	$978,945	(d)

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for five months during the period.

(d)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2016:

AB Multi-Manager Alternative Strategies Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$1,918	$	– 0	–		$(1,918)		$	– 0	–	$	– 0	–

Total	$1,918	$	– 0	–		$(1,918)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$3,432		$(3,074)		$	– 0	–	$	– 0	–		$358
Citibank, NA	2,810,807		(2,724,654)			– 0	–		– 0	–		86,153
Citigroup Global Markets, Inc.	238,956		(165,804)									73,152
Credit Suisse International	91,231		– 0	–		– 0	–		– 0	–		91,231
Goldman Sachs & Co.	37,970		(37,970)			– 0	–		– 0	–		– 0	–

96	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Morgan Stanley & Co., Inc.	$2,137,102	$(1,016,505)	$	– 0	–	$	– 0	–	$1,120,597
State Street Bank & Trust Co.	461,574	(61,140)		– 0	–		– 0	–	400,434

Total	$5,781,072	$(4,009,147)		$–0	–	$	– 0	–	$1,771,925	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$3,074	$(3,074)		$–0	–	$	– 0	–	$ – 0	–
Citibank, NA	2,724,654	(2,724,654)		– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	165,804	(165,804)							– 0	–
Goldman Sachs & Co.	44,455	(37,970)		– 0	–		– 0	–	6,485
Morgan Stanley & Co., Inc.	1,016,505	(1,016,505)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	61,140	(61,140)		– 0	–		– 0	–	– 0	–

Total	$4,015,632	$(4,009,147)	$	– 0	–	$	– 0	–	$6,485	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at November 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Multi-Manager Alternative Strategies Fund (Cayman) Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$114,008	$	– 0	–	$(35,248)	$	– 0	–	$78,760

Total	$114,008	$	– 0	–	$(35,248)	$	– 0	–	$78,760

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at November 30, 2016.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	97

Notes to Consolidated Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the

98	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $2,822,942 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,608,699. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $27,165, $1,366 and $4,397 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the six months ended November 30, 2016; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended November 30, 2016, such waiver amounted to $2,504. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period June 1, 2016 to June 23, 2016 is as follows:

Market Value May 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 23, 2016 (000)
$5,092	$17,153	$22,245	$	– 0	–

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	99

Notes to Consolidated Financial Statements

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to November 30, 2016 is as follows:

Market Value June 24, 2016 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2016 (000)
$	– 0	–	$46,038	$43,420	$2,618

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016

Class A
Shares sold	5,645		250,977	$55,537		$2,549,076

Shares issued in reinvestment of distributions	– 0	–	1,708	– 0	–	16,994

Shares redeemed	(190,957)		(17,285)	(1,861,302)		(170,055)

Net increase (decrease)	(185,312)		235,400	$(1,805,765)		$2,396,015

Class C
Shares sold	3,772		107,608	$36,715		$1,054,621

Shares issued in reinvestment of distributions	– 0	–	392	– 0	–	3,863

Shares redeemed	(13,355)		(21,032)	(129,036)		(202,666)

Net increase (decrease)	(9,583)		86,968	$(92,321)		$855,818

Advisor Class
Shares sold	3,606,333		2,421,042	$35,900,000		$23,995,532

Shares issued in reinvestment of distributions	– 0	–	6,032	– 0	–	60,203

Shares redeemed	(927,092)		(778,729)	(9,183,405)		(7,541,743)

Net increase	2,679,241		1,648,345	$26,716,595		$16,513,992

100	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

	Shares				Amount
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016		Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31, 2016

Class K
Shares sold	429		3,801		$4,216		$36,657

Shares issued in reinvestment of distributions	– 0	–	49		– 0	–	482

Shares redeemed	(8,087)		– 0	–	(79,473)		– 0	–

Net increase (decrease)	(7,658)		3,850		$(75,257)		$37,139

Class Z
Shares sold	521,588		1,686,349		$5,153,690		$16,674,361

Shares issued in reinvestment of distributions	– 0	–	262,002		– 0	–	2,614,777

Shares redeemed	(3,790,979)		(4,968,684)		(37,568,079)		(49,113,415)

Net decrease	(3,269,391)		(3,020,333)		$(32,414,389)		$(29,824,277)

There were no transactions in capital shares for Class R and Class I for the six months ended November 30, 2016 and year ended May 31, 2016.

NOTE G

Risks Involved in Investing in the Fund

Allocation and Management Risk—The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects.

Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers have been managing, are subject to daily inflows and outflows of investor

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	101

Notes to Consolidated Financial Statements

cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

Hedging Transactions Risk—The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk—The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

102	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

Special Situations Investment Risk—Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Non-U.S. Investments Risk—The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	103

Notes to Consolidated Financial Statements

and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Multi-Manager Risk—The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk—Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the

104	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending May 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended May 31, 2016 and period ended May 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,720,940	$	– 0	–

Total taxable distributions	$2,720,940	$	– 0	–

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	105

Notes to Consolidated Financial Statements

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,480,707
Accumulated capital and other losses	(6,657,963	)(a)
Unrealized appreciation/(depreciation)	(1,911,357	)(b)

Total accumulated earnings/(deficit)	$(5,088,613	)(c)

(a)	As of May 31, 2016, the Fund’s cumulative deferred loss on straddles was $676,078 and deferred losses on unsettled short sales was $45,821.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary and the recognition of gains on constructive sales for tax purposes.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the tax treatment of defaulted securities and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of May 31, 2016, the Fund had a net short-term capital loss carryforward of $5,936,064, which may be carried forward for an indefinite period.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended November 30, 2016.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the consolidated financial statements and related disclosures.

106	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Notes to Consolidated Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	107

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,		July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.82		$ 10.33		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01		(.07)		(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.37)		.40

Net increase (decrease) in net asset value from operations	.12		(.44)		.33

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)		– 0	–

Net asset value, end of period	$ 9.94		$ 9.82		$ 10.33

Total Return
Total investment return based on net asset value(d)	1.12%		(4.25	)%(e)	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$696		$2,509		$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.75	%^	2.98%		3.13	%^
Expenses, before waivers/reimbursements(f)(h)	3.30	%^	3.53%		4.44	%^
Net investment income (loss)(c)	.19	%^	(.69)%		(.86	)%^
Portfolio turnover rate	70%		189%		190%
Portfolio turnover rate (including securities sold short)	103%		220%		251%

See footnote summary on pages 114-115.

108	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.69		$ 10.27	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)		(.14)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.37)	.41

Net increase (decrease) in net asset value from operations	.08		(.51)	.27

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 9.77		$ 9.69	$ 10.27

Total Return
Total investment return based on net asset value(d)	.83%		(4.86)%	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$859		$945	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	3.47	%^	3.75%	3.90	%^
Expenses, before waivers/reimbursements(f)(h)	4.04	%^	4.33%	5.37	%^*
Net investment loss(c)	(.48	)%^	(1.43)%	(1.67	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

See footnote summary on pages 114-115.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	109

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.87		$ 10.35	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03		(.05)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.36)	.39

Net increase (decrease) in net asset value from operations	.13		(.41)	.35

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 10.00		$ 9.87	$ 10.35

Total Return
Total investment return based on net asset value(d)	1.32%		(3.95)%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,522		$19,493	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.45	%^	2.75%	2.82	%^
Expenses, before waivers/reimbursements(f)(h)	3.04	%^	3.32%	3.76	%^
Net investment income (loss)(c)	.58	%^	(.47)%	(.52	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

See footnote summary on pages 114-115.

110	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.77		$ 10.30	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(g)	(.10)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.36)	.40

Net increase (decrease) in net asset value from operations	.11		(.46)	.30

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 9.88		$ 9.77	$ 10.30

Total Return
Total investment return based on net asset value(d)	1.13%		(4.46)%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.98	%^	3.24%	3.25	%^
Expenses, before waivers/reimbursements(f)(h)	3.49	%^	3.70%	3.78	%^
Net investment income (loss)(c)	0.00	%^(i)	(1.00)%	(1.16	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

See footnote summary on pages 114-115.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	111

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.82		$ 10.32	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01		(.07)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.36)	.39

Net increase (decrease) in net asset value from operations	.12		(.43)	.32

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 9.94		$ 9.82	$ 10.32

Total Return
Total investment return based on net asset value(d)	1.22%		(4.15)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38		$112	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.74	%^	3.01%	3.06	%^
Expenses, before waivers/reimbursements(f)(h)	3.23	%^	3.49%	3.49	%^
Net investment income (loss)(c)	.13	%^	(.72)%	(.87	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

See footnote summary on pages 114-115.

112	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.86		$ 10.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03		(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.36)	.40

Net increase (decrease) in net asset value from operations	.13		(.41)	.34

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 9.99		$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	1.32%		(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.47	%^	2.75%	2.76	%^
Expenses, before waivers/reimbursements(f)(h)	2.94	%^	3.18%	3.26	%^
Net investment income (loss)(c)	.50	%^	(.51)%	(.66	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

See footnote summary on pages 114-115.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	113

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Net asset value, beginning of period	$ 9.86		$ 10.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03		(.05)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.36)	.40

Net increase (decrease) in net asset value from operations	.13		(.41)	.34

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–

Net asset value, end of period	$ 9.99		$ 9.86	$ 10.34

Total Return
Total investment return based on net asset value(d)	1.32%		(3.95)%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$317,008		$345,189	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(h)	2.47	%^	2.74%	2.76	%^
Expenses, before waivers/reimbursements(f)(h)	2.94	%^	3.18%	3.25	%^
Net investment income (loss)(c)	.52	%^	(.51)%	(.67	)%^
Portfolio turnover rate	70%		189%	190%
Portfolio turnover rate (including securities sold short)	103%		220%	251%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The net asset value and total return include adjustments in accordance with accounting principals generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

114	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Consolidated Financial Highlights

(f)	The expense ratios presented below exclude interest expense and expenses on securities sold short:

	Six Months Ended November 30, 2016 (unaudited)		Year Ended May 31,	July 31, 2014(a) to May 31, 2015
			2016

Class A
Net of waivers/reimbursements	2.21	%^	2.24%	2.24	%^
Before waivers/reimbursements	2.76	%^	2.79%	3.55	%^
Class C
Net of waivers/reimbursements	2.96	%^	2.99%	2.99	%^
Before waivers/reimbursements	3.53	%^	3.56%	16.36	%^
Advisor Class
Net of waivers/reimbursements	1.95	%^	1.99%	1.99	%^
Before waivers/reimbursements	2.54	%^	2.56%	2.93	%^
Class R
Net of waivers/reimbursements	2.45	%^	2.49%	2.49	%^
Before waivers/reimbursements	2.96	%^	2.96%	3.03	%^
Class K
Net of waivers/reimbursements	2.21	%^	2.24%	2.24	%^
Before waivers/reimbursements	2.70	%^	2.72%	2.67	%^
Class I
Net of waivers/reimbursements	1.95	%^	1.99%	1.99	%^
Before waivers/reimbursements	2.42	%^	2.42%	2.49	%^
Class Z
Net of waivers/reimbursements	1.96	%^	1.99%	1.99	%^
Before waivers/reimbursements	2.43	%^	2.43%	2.48	%^

(g)	Amount is less than $.005.

(h)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the six months ended November 30, 2016, such waiver amounted to .03% annualized for the Fund.

(i)	Amount is less than .005%.

^	Annualized.

*	Ratio restated from 17.27%.

See notes to consolidated financial statements.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	115

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

116	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of (i) the Company’s Advisory Agreement with the Adviser in respect of AB Multi-Manager Alternative Strategies Fund (the “Fund”) and (ii) each Sub-Advisory Agreement (each a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Advisory Contracts”) between the Adviser and each of the sub-advisers (each a “Sub-Adviser”) listed below, in respect of the Fund at a meeting held on May 3-5, 2016 (the “Meeting”).

•	Chilton Investment Company, LLC

•	Impala Asset Management LLC

•	Kynikos Associates LP

•	Lyrical Asset Management LP

•	Passport Capital, LLC

•	Sirios Capital Management, L.P.

•	River Canyon Fund Management LLC

•	First Pacific Advisors, LLC

•	Halcyon Arbitrage IC Management LP (formerly Halcyon Liquid Strategies IC Management LP)

•	CQS (US), LLC

Prior to approval of the continuance of the Advisory Contracts, the directors had requested from the Adviser and the Sub-Advisers, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Contracts with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	117

raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser. The directors also receive an annual presentation from each Sub-Adviser addressing the Sub-Adviser’s services to the Fund.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Adviser and each Sub-Adviser, as provided in the relevant Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that are provided to the Fund by the Adviser. They also noted the professional experience and qualifications of the Adviser’s personnel who oversee the Sub-Advisers, other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s costs of providing administrative and accounting services for the Fund. These services are covered by the advisory fee.

The directors noted that the Fund generally uses a “manager of managers” structure (the “Manager of Managers Structure”), and that the Adviser and the Company have received an exemptive order from the SEC that permits the Adviser, with respect to the Fund, to enter into sub-advisory agreements with sub-advisers when the Adviser proposes to replace or add a sub-adviser, or to materially amend a sub-advisory

118	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

agreement, in each case, subject to approval of the directors and without shareholder approval. Under the Manager of Managers Structure the Adviser provides general management services to the Fund, including the assumption of overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the directors, (i) sets the Fund’s overall investment strategies, (ii) evaluates, selects, and recommends sub-advisers to manage all or a portion of the Fund’s assets (a “sleeve”), (iii) allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers, and (iv) monitors and evaluates the sub-advisers’ performance. The Adviser may also cause the Fund to invest its assets in shares of other investment companies.

The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also reviewed information regarding the Adviser’s compliance and operational models for the Fund that address the allocation of responsibilities among the Adviser, the Sub-Advisers and a third party administrator, including, but not limited to, investment analytics, risk management and compliance. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to,

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	119

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. With respect to soft dollar arrangements, the directors recognized that since the Sub-Advisers of the Fund place trading orders, benefits of soft dollar arrangements in respect of the Fund normally accrue to the Sub-Advisers rather than the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016, and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fee and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any

120	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost effective way to obtain desired exposures or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Approval of Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided and Performance

In determining to approve the continuance of each Sub-Advisory Agreement, the directors relied to a significant extent on the due diligence

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	121

review performed by the Adviser to develop a recommendation to the directors for each Sub-Adviser to continue to serve as a sub-adviser. The directors also reviewed extensive materials concerning each Sub-Adviser. The directors’ review of each Sub-Adviser and the nature and quality of the services provided by it covered, among other things: (i) the Sub-Adviser’s operations and principal business activities, services provided by the Sub-Adviser and senior and professional personnel who perform services for the Fund, (ii) investment advisory services provided by the Sub-Adviser to the Fund, (iii) the Sub-Adviser’s compliance structure and program, and (iv) performance of the Sub-Adviser’s sleeve(s), if any, and of any similar accounts managed by the Sub-Adviser.

Cost of Services Provided and Profitability

The directors considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not affiliated with the Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. They also considered profitability information that the Adviser obtained from the Sub-Advisers.

Economies of Scale

The directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser and the Sub-Advisers across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser or sub-adviser and to the economies of scale that an adviser or a sub-adviser may realize in its overall mutual fund or asset management business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory and sub-advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

122	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

Approval of Sub-Advisory Agreements

At meetings of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held on June 24, 2015 and November 3-5, 2015, the Adviser recommended the appointment of each of the sub-advisers listed below as additional Sub-Advisers to AB Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Company:

•	Brigade Capital Management, LP (at June meeting)

•	One River Asset Management, LLC (at November meeting)

The recommendation of each Sub-Adviser was made by the Adviser in the ordinary course of its ongoing evaluation of prospective sub-advisers. The Adviser explained that its recommendation to engage each Sub-Adviser to manage a portion of the Fund’s assets was based on, among other factors, the Adviser’s evaluation of the Sub-Adviser’s performance during various time periods and market cycles; the Sub-Adviser’s reputation, experience, investment philosophy and policies; the Sub-Adviser’s training of its principals and key personnel; and the Adviser’s analysis that the Sub-Adviser’s investment strategy is complementary to the investment strategies of the Fund’s other sub-advisers.

The Independent Directors unanimously approved each proposed Sub-Advisory Agreement in respect of the Fund for an initial two-year period. Prior to approval of each Sub-Advisory Agreement, the Independent Directors had requested from the Adviser and the Sub-Adviser, and received and evaluated, extensive materials. They reviewed each proposed Sub-Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser and the Sub-Adviser, who advised on the relevant legal standards. The Independent Directors also discussed each proposed approval in private sessions with counsel and the Company’s Senior Officer.

The Independent Directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the Independent Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Independent Directors concluded that the Adviser’s recommendation of each Sub-Adviser was reasonable and had the potential to benefit the Fund. The Independent Directors also determined that the overall arrangements between the Adviser and each Sub-Adviser, as provided in the its Sub-Advisory Agreement, including the sub-advisory fee payable by the Adviser to the Sub-Adviser, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Directors considered relevant in the exercise of their business

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	123

judgment. The material factors and conclusions that formed the basis for the Independent Directors’ determination included the following:

Nature, Extent and Quality of Services to be Provided

In determining to approve each Sub-Advisory Agreement, the Independent Directors relied to a significant extent on the due diligence review performed by the Adviser to develop a recommendation to the Directors for each Sub-Adviser to serve as a sub-adviser. The Independent Directors also reviewed extensive materials concerning each Sub-Adviser and met with representatives of each Sub-Adviser. The Independent Directors’ review of each Sub-Adviser and the nature, extent and quality of the services to be provided by it covered, among other things: historical investment performance; information about the strategy to be used by each sub-adviser in managing the Allocated Portion, including differences between such strategy and that used by each Sub-Adviser in managing non-investment company assets; the reputation of each Sub-Adviser in the investment management industry; its compensation structure and ability to attract and retain talented professionals; its policies and procedures to address potential conflicts of interest, including with respect to the fair allocation of investment opportunities among its various accounts; its risk management program and organization; and its compliance program. The Directors also received a report from the Company’s Chief Compliance Officer concerning the compliance programs of each Sub-Adviser and a summary of material differences between the compliance policies and procedures of each Sub-Adviser and those of the Adviser.

Cost of Services to be Provided and Profitability

The Independent Directors noted that the Fund’s compliance policies and procedures require each Sub-Adviser to provide information about the profitability of its relationship with the Fund and collateral benefits from such relationship in connection with future continuances of each Sub-Advisory Agreement. With respect to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund), the Independent Directors recognized that since the Sub-Advisers of the Fund will place trading orders, benefits of soft dollar arrangements in respect of the Fund would normally accrue to the Sub-Advisers rather than the Adviser. In the case of the Sub-Advisory Agreement with Brigade Capital Management, LP, the Adviser informed the Independent Directors that the Allocated Portion would primarily include fixed-income securities so Brigade’s soft dollar benefit would be limited. The Independent Directors also considered the amount and competitiveness of the sub-advisory fee payable to each Sub-Adviser, noting that such fee had been negotiated by the Adviser (which is not

124	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

affiliated with either Sub-Adviser) and was payable by the Adviser out of the advisory fee paid to the Adviser by the Fund. Accordingly, the retention of the Sub-Advisers would not directly or indirectly result in an increase in the aggregate advisory fee rate payable by the Fund. The Independent Directors also reviewed the form of each Sub-Advisory Agreement and the Adviser informed them that each Sub-Advisory Agreement was substantially similar to the Fund’s other sub-advisory agreements. The Independent Directors reviewed information showing the expected impact of the addition of each Sub-Adviser on the Adviser’s profitability.

Economies of Scale

The Independent Directors noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints and that they had discussed their strong preference, and that of the Company’s Senior Officer, for breakpoints in advisory contracts with the Adviser. The Independent Directors considered their understanding that the Fund was not expected to outgrow its expense cap or become profitable to the Adviser until it had gathered very substantial assets, and informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

Consideration of Amendments to Sub-Advisory Agreements

At the November 3-5, 2015 meeting of the Board, the Adviser also recommended that the termination provisions in each of the Sub-Advisory Agreements between the Adviser and the Sub-Advisers of the Fund set forth below be amended to provide that they may be terminated (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (ii) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser, without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser. The Adviser did not propose any changes to the provisions permitting immediate termination by the Adviser upon the occurrence of any material breach by the Sub-Adviser. Each Sub-Advisory Agreement prior to such amendments permitted termination by the Board, by the Adviser, or by both, on 30 days’ notice. These amendments would affect the Sub-Advisory Agreements with Chilton Investment Company LLC, Kynikos Associates LP, Lyrical Asset Management LP, MPAM Credit Trading Partners L.P., and Passport Capital, LLC. The Adviser explained that the amendments would relieve the Adviser of a burdensome reporting obligation caused by the shorter notice period without, in its view, having any effect on its ongoing ability to manage the Fund. The Adviser also expressed its belief that the amendments would not be material to an

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	125

investor’s investment decision in respect of the Fund and noted that a majority of the sub-advisory agreements currently require 60 days’ notice from the Adviser to the sub-adviser for termination. The Adviser had provided the Independent Directors with a memorandum explaining its analysis and the form of amendment prior to the meeting. After discussion with experienced counsel who are independent of the Adviser and with the Adviser, the Independent Directors concluded that the proposed amendments were not material and unanimously approved the proposed amendments to the Sub-Advisory Agreements.

126	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND •	127

AB Family of Funds

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130	• AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

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AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MMAS-0152-1116

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 26, 2017